1933 Act Registration No. 333-31011
                                             1940 Act Registration No. 811-08289


   As filed with the Securities and Exchange Commission on April 20, 2000.
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM S-6

                           FOR REGISTRATION UNDER THE
                     SECURITIES ACT OF 1933 OF SECURITIES OF
                       UNIT INVESTMENT TRUST REGISTERED ON
                                   FORM N-8B-2

                        Post-Effective Amendment No. 4           X

                           AAL VARIABLE LIFE ACCOUNT I
                              (Exact name of trust)

                          Aid Association for Lutherans
                               (Name of Depositor)

                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (920) 734-5721

                              WOODROW E. ENO, ESQ.
             Senior Vice President, Secretary and General Counsel of
                          AID ASSOCIATION FOR LUTHERANS
                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

          immediately upon filing pursuant to paragraph (b):
     X    on May 1, 2000 pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1) of Rule 485 75 days after filing pursuant to paragraph (a)(2)


     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Approximate Date of Proposed Public Offerings:  Continuous





AAL VARIABLE LIFE ACCOUNT I

Prospectus


 May 1, 2000


for the Flexible Premium Variable Life Insurance Certificates

AAL Variable Universal Life



Aid Association for Lutherans (AAL) is offering the flexible premium variable life insurance certificate (the certificate) described in this prospectus to persons who are eligible for membership in AAL. Membership is open to Lutherans and their families who serve or are associated with Lutherans or Lutheran organizations, but who are not Lutheran. AAL offers life insurance, certain types of health insurance products and annuities, to its members and to employees of AAL, its subsidiaries and affiliated companies who reside in Wisconsin. All members are part of one of over 10,000 local AAL branches throughout the United States.

The certificate provides life insurance benefits. You may choose from two death benefit options. Under the level death benefit option the death benefit is usually the specified amount. Under the variable death benefit option the death benefit is usually equal to the specified amount plus the certificate's cash value, which can vary. You can choose the timing and amounts of your premium payments and allocate your cash value among the subaccounts and the fixed account. You may use your cash value to keep your certificate in force, or borrow a portion of it.

You can surrender your certificate and receive the cash value less any surrender charges and loans. Your certificate's cash value allocated to the subaccounts will vary with the investment experience of the subaccounts you choose. Although certificate values will vary, the certificate can be guaranteed to stay in force through the death benefit guarantee provision. It may not be to your advantage to replace existing life insurance or supplement existing variable life insurance with this certificate.

This prospectus contains information about the AAL Variable Life Account I (the variable account) and the certificate that you should know before you invest. Each subaccount of the variable account invests in a portfolio of the AAL Variable Product Series Fund, Inc. A prospectus for the AAL Variable Product Series Fund, Inc. accompanies this prospectus. Please read both prospectuses carefully and keep them for future reference. You should rely only on the information contained in this document. AAL has not authorized anyone to provide you with information that is different.


You can contact AAL by writing to 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001, by calling (800)225-5225 or (920)734-5721 locally, or by sending an
e-mail to aalmail@aal.org. The Telecommunications Device for the Deaf (TDD) number is (800)-735-9644.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAVE APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The purpose of this variable life insurance certificate is to provide life insurance protection for the beneficiary named therein.

No claim is made that this variable life insurance certificate is in any way similar to or comparable to a systematic investment plan of a mutual fund.





TABLE OF CONTENTS

DEFINITIONS

CERTIFICATE SUMMARY
         INTRODUCTION
         WHAT IS AAL
         WHAT IS THE PUPOSE OF THE CERTIFICATE
         WHAT LIFE INSURANCE PROTECTION IS PROVIDED
         WHAT PREMIUMS MAY I PAY
         WHAT INVESTMENT OPTIONS DO I HAVE
         WHAT IS THE CASH VALUE OF THE CERTIFICATE
         WHAT CHARGES DO I PAY
         HOW CAN I TAKE CASH OUT OF MY CERTIFICATE
         HOW CAN MY CERTIFICATE TERMINATE

BENEFITS

PREMIUMS

INVESTMENT OPTIONS

CASH VALUE

CHARGES

FUND EXPENSES

ACCESS TO CASH VALUE

CERTIFICATE TERMINATION

PAYOUT OPTIONS

HOW TO MAKE PAYMENTS AND RECEIVE SERVICE

GENERAL INFORMATION
         FREE LOOK
         ENTIRE CONTRACT
         STATEMENTS IN THE APPLICATION
         CHANGE OF CERTIFICATE

         INCONTESTABILITY

         MISSTATEMENT OF AGE OR SEX
         MAINTENANCE OF SOLVENCY
         BASIS OF COMPUTATIONS
         REPORTS TO OWNERS
         MEMBERSHIP
         OWNERSHIP
         BENEFICIARY
         COLLATERAL ASSIGNMENT
         RIGHTS RESERVED BY AAL

DIRECTORS AND OFFICERS

FEDERAL TAX MATTERS

OTHER CONSIDERATIONS



DEFINITIONS

AAL: Aid Association for Lutherans, a fraternal benefit society organized under the laws of the State of Wisconsin, owned by and operated for its members. It is the issuer of the certificates.

AAL CMC: AAL Capital Management Corporation, an indirect subsidiary of Aid Association for Lutherans and a registered broker-dealer. It serves as principal underwriter of the certificates.

AAL representative: An AAL District Representative who is appropriately licensed by state insurance department officials to sell the certificates, and is also a licensed Registered Representative of AAL CMC.


accumulation unit: A unit of measure used to calculate the cash value in each subaccount of the variable account. A further description is contained in the "Cash Value" section of this prospectus.

accumulation unit value: On any valuation date, the value of the accumulation unit of each subaccount of the variable account. A further description is contained in the "Cash Value" section of this prospectus.

age:  The issue age of the insured plus the number of certificate years elapsed.


beneficiary: The person(s) named by the certificate owner to receive the death proceeds under the certificate. A beneficiary need not be a natural person.

cash value: The total value of the certificate. Cash value equals the sum of the subaccount cash value(s) plus fixed account cash value.

certificate: The flexible premium variable life insurance certificate offered by AAL and described in this prospectus.

certificate anniversary: The same date in each succeeding year as the issue date.

certificate year: The 12-month period following the issue date or a certificate anniversary. The certificate year is always based upon the time elapsed since the issue date.

death benefit: The amount paid upon the death of the insured.

death benefit option: Either of the two methods used to determine the death benefit.

death benefit guarantee: A certificate provision that guarantees insurance coverage if you meet certain conditions.


death benefit guarantee premium: The minimum monthly premium required to keep your particular certificate's death benefit guarantee in effect. Different combinations of age, sex, risk class, specified amount and additional benefits will result in different death benefit guarantee premiums. Your death benefit guarantee premium is listed on page 3A of your certificate and it is further described in the "Premiums" section of this prospectus.


fixed account: A cash value accumulation option that credits an interest rate. The fixed account is part of AAL's general account, which includes all of AAL's assets other than those in any AAL separate account.

Fund: AAL Variable Product Series Fund, Inc., which is described in the Fund prospectus accompanying this prospectus.

Home Office: AAL's office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, or such other place as AAL shall specify in a notice to the certificate owner.

insured:  The person on whose life the certificate is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

issue age: The age of the insured as of his or her last birthday on or before the issue date.

issue date: The date insurance coverage begins under this certificate.


monthly deduction date: The date each month on which AAL deducts charges from cash value. It occurs each month on the nearest valuation date, on or preceding the day of the month which corresponds to the day of the month on which AAL issued the certificate. A further description is contained in the "Charges" section of this prospectus.


net asset value: The unit of valuation for a Fund portfolio as computed and described in such Fund's prospectus.

owner: The person or entity who owns the certificate. The person may be the insured or an employer, a trust or any other individual or entity specified in the application.


specified amount: Initially, the amount of life insurance for which AAL issued the certificate. The specified amount of your certificate may change, as described in your certificate. This is further described in the "Benefits" section of this prospectus.

subaccount: A subdivision of the variable account. Each subaccount invests exclusively in the shares of a corresponding portfolio of the Fund. This is further described in the "Investment Options" section of this prospectus.


surrender value: Cash value less any applicable surrender charges and outstanding loan balances.

valuation date: Any day upon which both the New York Stock Exchange is open for regular trading and AAL is open for business.

valuation period: The period of time from the end of one valuation date to the end of the next valuation date.


variable account: The AAL Variable Life Account I,which is a separate account of AAL.


written request: A written request or notice signed by the certificate owner, received in good order by AAL at its Home Office.

you, your:  The owner of the certificate.


CERTIFICATE SUMMARY


INTRODUCTION


As you read this prospectus, keep in mind that you are considering the purchase of a life insurance contract. Because a substantial part of your premium pays for life insurance, you should not buy this certificate unless a primary reason for your purchase is to provide life insurance protection. Since it is cash value life insurance with investment aspects, the certificate can also serve a second purpose. In addition to providing life insurance coverage, cash may also be available for use during your lifetime. Because it is variable universal life insurance, it has significant investment aspects that require you to make investment decisions and take investment risk. No claim is made that the certificate is in any way similar or comparable to a systematic investment plan of a mutual fund. This section provides only an overview of the more significant provisions of the certificate. Please refer to the rest of this prospectus for additional details.



WHAT IS AAL?


AAL (Aid Association for Lutherans) was organized on November 24, 1902. It is a fraternal benefit society under Internal Revenue Code section 501(c)(8) and incorporated under the laws of the State of Wisconsin. As of December 31, 1999, AAL has approximately 1.7 million members and is the world's largest fraternal benefit society in terms of assets (over $27 billion) and life insurance in force ($88 billion), ranking it in the top two percent of all life insurers in the United States in terms of ordinary life insurance in force.



WHAT IS THE PURPOSE OF THE CERTIFICATE?

This certificate provides life insurance protection on the insured as long as the certificate is in effect. It also may provide cash available for use during your lifetime.

Like traditional life insurance, the certificate has a death benefit, accumulates a cash value and offers loan and surrender privileges. Unlike traditional life insurance, the certificate offers flexible premiums and a choice of investment alternatives, including the opportunity to participate in the risks and returns of equities.

Your choice of premiums, investment options, and your use of withdrawal and loan privileges will be key factors in the certificate's performance. The choices you make directly impact how long the certificate remains in effect and the amount of cash available for use.


WHAT LIFE INSURANCE PROTECTION IS PROVIDED?


You choose one of two death benefit options. Under the level death benefit option the death benefit is usually the specified amount. Under the variable death benefit option the death benefit is usually equal to the specified amount plus the certificate's cash value which can vary according to gains or losses as a result of the investment options selected. See "Benefits."


If your cash value builds to a large total compared to your specified amount, your death benefit will be increased as necessary to comply with federal tax law. This is required to maintain your certificate's tax status as life insurance.


Your certificate is guaranteed to stay in effect as long as the death benefit guarantee is in effect. This guarantee is available until age 65 or your 10th certificate anniversary, if later, provided you pay certain minimum premium amounts. See the "Premiums" section of this prospectus.


You may change death benefit options, and increase or decrease your death benefit by changing your specified amount, as provided for in your certificate.

Additional benefits are also available. They include accidental death benefit, disability waiver, guaranteed purchase option, and applicant waiver. See your certificate for details.


WHAT PREMIUMS MAY I PAY?


You choose when and how much premium to pay, within certain restrictions. To keep your life insurance in effect, you should maintain your death benefit guarantee. You do this by paying your death benefit guarantee premiums and refrain from taking loans and/or partial withdrawals. It is very important to pay the death benefit guarantee premiums, or more, in the earlier years of your certificate. This builds your cash value, making it more likely that your certificate will have enough cash value to pay certificate charges during any period of adverse investment returns.

If you want to make regular payments, AAL will send you billing statements in an amount you select. You can choose monthly, quarterly, semi-annual or annual payments. To keep your death benefit guarantee, your total premiums paid less partial withdrawals must equal or exceed the total death benefit guarantee premiums plus any outstanding loan balance. AAL recommends you pay at least the death benefit guarantee premiums to adequately fund your certificate. Paying these premiums guarantees that your certificate will not lapse until age 65, or for 10 years from issuance if longer. See the "Premiums" section of this prospectus.


The amount of premiums paid may effect the tax status of your certificate. The Internal Revenue Code's definition of life insurance limits the amount of premium you may pay.


WHAT INVESTMENT OPTIONS DO I HAVE?


You choose where to allocate your net premiums (premiums minus the 3% premium expense charge) among the subaccounts and the fixed account. See "Investment Options."

Each subaccount invests in a portfolio of the AAL Variable Product Series Fund, Inc., a mutual fund. The current portfolios are Small Company Stock, International Stock, Large Company Stock, Balanced, High Yield Bond, Bond and Money Market. Each portfolio has a different investment objective. Each subaccount's cash value will increase or decrease based on the investment experience of that subaccount's portfolio.

Net premiums you allocate to the fixed account are credited to your fixed account's cash value. Cash value in the fixed account accumulates at a fixed rate of interest as declared by AAL. This rate is guaranteed never to be lower than 4%. The fixed account is a part of AAL's general account. The general account includes all of AAL's assets other than those in our separate accounts (including the variable account).



You may transfer the cash value among the subaccounts and fixed account, as specified in the certificate. This allows you to adjust your investment strategy at any time.


WHAT IS THE CASH VALUE OF THE CERTIFICATE?


The total cash value at any time is equal to the sum of the cash values in the subaccounts and the fixed account. See "Cash Value."


Premiums increase cash value. Charges and cash you withdraw from the certificate decrease cash value. The investment experience of the subaccount(s) you select also affects your certificate's cash value as does the interest credited to the fixed account. Investment gains, if any, increase cash value, while any investment losses decrease cash value.


Your decisions on the premiums to pay, the accounts to invest in and the amounts you withdraw from the certificate have a great impact on your certificate's cash value.


IMPORTANT NOTE: The primary purpose for paying enough premiums to build your cash value is to cover increasing cost of insurance rates as you (the insured) get older. Unless you build your cash value over time, you will need to cover increasing costs with higher premiums. Your cash value also depends upon the investment experience of the subaccount(s) in which your cash value is invested and, if this experience is low or negative, you may also need to pay higher premiums.


WHAT CHARGES DO I PAY?


Charges are necessary to pay for the insurance coverage provided, cover the expenses of issuing and administering the certificate, and to fund AAL's fraternal activities, which replace and are generally equivalent to corporate taxes. See "Charges." Charges are:


Cost of Insurance Charge - A monthly charge for life insurance coverage. This charge varies by risk class, sex, amount at risk and age.


Mortality and Expense Risk Charge - Monthly charges are deducted from the subaccounts of the variable account to pay for the mortality and expense risks AAL bears. Currently, during the first 15 certificate years the monthly charge is .0625% (approximately .75% annually) of the total subaccount cash value. This charge drops to .02083% (approximately .25% annually) of the total subaccount cash value in certificate year 16.


Administrative Charge - A monthly charge of $4 is deducted to cover administrative costs.

Change Fee - A $25 charge will be assessed if you choose to make changes to your certificate. Such certificate changes include a reduction of insurance charges that are in excess of standard due to insurance underwriting requirements, a change from smoker to non-smoker risk class, a change in death benefit options and changes to the additional benefits under the certificate.

Issue Expense Charge - A monthly charge to cover issue costs is deducted for the first 36 months. This charge will vary by age, risk class, sex and specified amount.

Percent of Premium Charge - A charge of 3% of each premium is taken to cover sales and other expenses and provide support for AAL's fraternal activities.

Additional Benefits Charge - A charge will be taken each month for any additional benefits you have.


Surrender Charge - If you choose to surrender your certificate or reduce your specified amount, AAL will reduce your cash value by the surrender charge. The initial surrender charge is level for the first three years and, thereafter, it declines by 1/8th of the initial amount annually so that, beginning in the 11th year after the issue date (assuming no increases in specified amount) the surrender charge will be zero. A new surrender charge schedule begins for the increase in specified amount each time you increase your specified amount. Your initial surrender charge is based on an amount per thousand of specified amount for which the certificate is issued. The amount per thousand varies by sex, risk class and issue age. Your actual surrender charges are listed on page 3A.1 of your certificate. If you decrease the specified amount while the surrender charge applies, a portion of the surrender charge will be assessed. For further details regarding surrender charges, see "Charges."




Portfolio Expenses - The expenses for each of the portfolios are limited to the respective advisory fees. Currently, the fees are 0.35% of the average annual daily net assets of the AAL Variable Product Small Company Stock, Large Company Stock, Balanced, Bond and Money Market Portfolios up to $250,000,000 of assets, and 0.30% of the annual daily net assets in excess of that amount; 0.80 %of the average annual daily net assets of the International Stock Portfolio and 0.40% of theaverage annual daily net assets of the High Yield Bond Potfolio.

Without this limitation on expenses through reimbursement by the adviser, which can be changed or stopped with 30-days' notice, the expenses for the year ended 1999 would have been:

PORTFOLIO                             TOTAL ANNUAL FUND EXPENSES
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Small Company Stock                   0.41%
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
International Stock                   1.13%
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Large Company Stock                   0.35%
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Balanced                              0.36%
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
High Yield Bond                       0.50%
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Bond                                  0.44%
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Money Market                          0.41%
------------------------------------- -----------------------------------




Transfer Charge - AAL will charge $25 for each transfer between subaccounts and/or the fixed account in excess of 12 in each certificate year.


HOW CAN I TAKE CASH OUT OF MY CERTIFICATE?


You can choose to take cash out of the certificate through a partial withdrawal, loan, or full surrender. See "Access to Cash Value."

You may take up to 92% of your surrender value out as a loan. You will be charged 8% per year on the loan balance until you reach your 15th certificate anniversary. Thereafter the rate will drop to 7 1/4% per year.


Cash value securing a loan may earn a lower interest rate than other cash value in the fixed account. AAL will determine the rates earned.


If you surrender your certificate, you will receive the surrender value, which equals the cash value less any surrender charge and outstanding loans (including interest you owe).


Both partial withdrawals and loans will reduce the cash value available to pay your insurance costs. You should carefully consider the impact on the insurance your certificate will be able to provide, now and in the future, before exercising these privileges.


These privileges can be a major advantage of this certificate. When you pay enough premiums, the power of tax-deferred earnings, with favorable investment experience, can build significant cash value. Under these circumstances, some cash value will be available for your use, in addition to paying your insurance costs. There may be tax consequences when money is received from a certificate. Please consult with your tax adviser.



HOW CAN MY CERTIFICATE TERMINATE?


Without the death benefit guarantee, this certificate will terminate (lapse) when there is not enough cash value to pay the monthly charges. This may occur because of the deduction of these charges and for negative or insufficient performance of subaccounts selected. If this happens, you have a short period to pay enough premiums to keep the certificate in effect. See "Certificate Termination." Your certificate will not terminate while the death benefit guarantee is in effect.


Your certificate will terminate when the insured dies and the death benefit is paid.

Your certificate will terminate if you surrender your certificate for its surrender value (cash value less loans and surrender charges).

Your certificate will terminate if you reach age 100. At that time the cash value less any loans, will be paid to you.


BENEFITS


DEATH BENEFIT


The death benefit is the amount payable upon the death of the insured. At the time of purchase, you must choose between two available death benefit options. The amount payable under either option will be determined as of the date of the insured's death. Loans plus unpaid loan interest always reduce the death benefit paid.


Suicide Exclusion

If the insured commits suicide within one year of the issue date, AAL will not pay a death benefit but will return all premiums paid. The one-year period in the suicide exclusion provision will apply at issue and to each increase in the specified amount beginning on the effective date of each increase. The only amount payable attributable to the increase will be a refund of the monthly deductions for the increase.

Level Death Benefit - Option 1

The death benefit under this option is the greater of the specified amount, or the death benefit factor multiplied by cash value. The death benefit factor is
2.5 through age 40 and decreases yearly to 1 at age 95. The death benefit factor helps to qualify your certificate as life insurance under federal tax law. A table of death benefit factors is contained in your certificate.


Option 1 generally provides a level death benefit. Choose death benefit option 1 if:
     - you do not expect your insurance needs to generally increase; or
     - you wish to minimize your insurance costs.

All other things being equal, option 1 will provide greater growth in cash value than option 2.

Variable Death Benefit - Option 2

The death benefit will be the greater of the specified amount plus cash value or the death benefit factor (described above) multiplied by cash value.

Option 2 provides a death benefit that varies over time. It increases and decreases along with your cash value. Choose death benefit option 2 if:

         - you expect your insurance needs to increase; or

         - you wish to have an increasing death benefit.

 Option 2 will provide a greater death benefit than Option 1.


INCREASING YOUR SPECIFIED AMOUNT

You have the right to increase the specified amount at any time on or before the certificate anniversary following the insured's 80th birthday if the insured is insurable for the increase under AAL's underwriting guidelines and policies.

An increase must be at least $10,000. Proof of insurability may be required and, if you are not the insured, proof of insurable interest may also be required.

When an increase is approved, it becomes effective as of the date shown on the new page 3A that is sent to you.

The cost of insurance rates charged for each increase will vary based on factors such as sex, risk class, age and the time elapsed since increase.

Each increase will be subject to AAL's expense charges in effect at the time of increase. The expense charges for each increase will be based on the insured's sex and age on the last certificate anniversary at the time of increase and will apply for the number of months shown on the new page 3A.1. A new set of surrender charges will apply to each increase in the specified amount. These charges will all be shown on the new page 3A.1.


There may be tax consequences when you change your death benefit option. Please consult your tax adviser.


DECREASING YOUR SPECIFIED AMOUNT

You have the right to decrease the specified amount after it has been in effect for one year. The specified amount remaining in effect cannot be less than $10,000.

The decrease will be effective as of the date the request is received at the Home Office. The decrease will be subtracted first from any previous increases in the specified amount, starting with the most recent, then from the original specified amount.

A surrender charge will be subtracted from the cash value if a surrender charge is in effect for that part of the specified amount decreased. The surrender charges are shown on the Table of Surrender Charges in the certificate on page 3A.1.

There may be tax consequences when you change your death benefit option. Please consult your tax adviser.


CHANGING YOUR DEATH BENEFIT OPTION

You may change your death benefit option at any time. A $25 charge will be applied to your cash value for each death benefit option change.

If you apply to change from the level death benefit option to the variable death benefit option, AAL may require proof of insurability from you. Also, your specified amount of insurance decreases so your death benefit immediately after the change will be the same as immediately before the change. The change is not allowed if it reduces your specified amount below $10,000.

If you change from the variable death benefit option to the level death benefit option your specified amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change.


There may be tax consequences when you change your death benefit option. Please consult your tax adviser.


DEATH BENEFIT GUARANTEE

The death benefit guarantee, as long as it is in effect, assures that your coverage will continue even if the cash value is insufficient to pay the current monthly deductions. If the death benefit guarantee terminates, to keep your coverage in effect you will need to maintain sufficient cash value in your certificate by paying adequate premiums. The amount of premiums required will depend on the investment performance of the fixed account and/or subaccount(s) you have selected.

The death benefit guarantee will terminate automatically at age 65 (or 10 years after the issue date, whichever is later) or by failure to meet the test described below. Basically, the test requires you to pay a minimum amount of premiums, and the insured to be under age 65 (or the certificate has been in effect not more than 10 years).

AAL will test the death benefit guarantee on each monthly deduction date as follows:


1) the sum of all premiums paid (less any partial withdrawals) must be greater than or equal to the death benefit guarantee premium times the number of months since the certificate issue date, plus any outstanding loan balance, and


2) the insured's age is less than 65 or the certificate has been in effect no more than 10 years.

If part 1 of the test is not met, AAL will notify the certificate owner and allow two months to pay enough premium or loan repayment to meet the requirements of the test. If you do not pay the required premium or loan repayment, the death benefit guarantee will end, and can not be reinstated.

Changes in the specified amount and optional benefits on the certificate will change the death benefit guarantee premium. The new death benefit guarantee premium is required from the first monthly deduction date following the change.


MATURITY BENEFIT

Upon the insured attaining age 100, the certificate will provide a maturity benefit equal to the cash value less any loans.


ADDITIONAL BENEFITS

Several additional benefits are available on most certificates. They include accidental death benefit, disability waiver, guaranteed purchase option and applicant waiver. See your certificate for details.


PREMIUMS


DEATH BENEFIT GUARANTEE PREMIUM

The death benefit guarantee premium is the minimum premium, on a monthly basis, that is required to keep your death benefit guarantee in effect. Your death benefit guarantee premium is equal to:

         1) a factor, based on age, sex, and risk class, multiplied by your specified amount divided by 1,000; plus

         2) the monthly administrative charge of $4; plus

         3) a required premium for each additional benefit you choose.

Your particular death benefit guarantee premium is listed on page 3A of your certificate.

You may choose to pay on a different basis than monthly or to pay lump sums. In these cases, premiums paid in excess of the current month's death benefit guarantee premium will be counted toward future death benefit guarantee premium requirements.


FLEXIBILITY


You choose when and how much premium to pay, within certain restrictions. To keep your life insurance in effect, you should maintain your death benefit guarantee You do this by paying your death benefit guarantee premiums and refrain from taking loans and/or partial withdrawals. It is very important to pay the death benefit guarantee premiums, or more, in the earlier years of your certificate. This builds your cash value, making it more likely that your certificate will have enough value to pay certificate charges during any period of adverse investment returns.



Planned periodic premiums are those you choose to pay on a regular basis. AAL will send you billing statements of an amount you select. You can choose quarterly, semi-annual or annual statements. Pre-authorized automatic monthly check payments may also be arranged.


You may make payments in addition to planned periodic premiums. You also may choose a new planned periodic premium. AAL recommends you pay at least the death benefit guarantee premiums to adequately fund your certificate.



LIMITS

AAL reserves the right to:


         -limit any increase in planned periodic premiums

         -limit the number and amount of payments in addition to planned periodic payments

         -refuse any premium if the payment would increase the difference between the death benefit and the cash value


The Internal Revenue Code excludes from gross income life insurance death benefits and increases in cash value prior to receipt by the owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the cash value be limited to a certain percentage of the death benefit. AAL will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the specified amount, or other change to the certificate which causes the premiums paid or the cash value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, AAL will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.


NET PREMIUM & PREMIUM ALLOCATION


Net premiums equal the premiums you pay less the 3% premium charge. You decide how to allocate your net premiums among the available subaccounts and fixed account. At purchase, you select a percentage for each account that will be used to allocate each net premium. The percentages must be whole numbers and total 100%. You may change your allocation percentages at any time.

Your initial net premium will be allocated to the accounts you choose (or to the Money Market Account as discussed below) at the time the certificate is issued. AAL will issue your certificate according to AAL's standard administrative procedures and once all underwriting and other requirements are met. Certificates are issued only on a valuation date from the 1st through the 28th of any month. AAL's standard administrative procedure is to issue new certificates which meet underwriting and other requirements on the 29th through the 31st of any month on the first valuation date in the following month. Net premiums paid after issue are allocated according to the premium allocation percentages you have chosen. This allocation occurs at the end of the day, if AAL receives your premium payment before the close of the New York Stock Exchange (NYSE), which is usually 4:00 P.M. Eastern Time, and that day is a valuation date. If your payment is received on a non-valuation date or after the NYSE closes, the allocation occurs as of the end of the next valuation date. See definition of "Valuation Date" in the "Definitions" section of this prospectus.


AAL has a plan that permits you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Premium payments under this plan will be allocated to the subaccount(s) or fixed account on the date you selected. However, when the date selected falls on a date that is not a valuation date, such as a holiday or weekend, the premium will be allocated as of the closest preceding valuation date.


In certain states, a refund of premium or the greater of premium or accumulated values is required if you exercise your free look privilege. See "Free Look" in the "General Information" section of this prospectus. In these cases, AAL reserves the right to allocate net premiums to the Money Market subaccount until the expiration of the free look period plus an additional 5 day period. After that time AAL will allocate your accumulated net premiums to the accounts based on your net premium allocation percentages.



INVESTMENT OPTIONS

You choose where to allocate your net premiums among the fixed account and subaccounts of the variable account.


FIXED ACCOUNT

The fixed account is a cash value accumulation option that credits an interest rate. The fixed account is part of AAL's general account, which includes all of AAL's assets other than those in any AAL separate account.

Cash values allocated to the fixed account are combined with all the general assets of AAL and are invested in those assets chosen by AAL and allowed by applicable law. Any premiums allocated to the fixed account will be subject to all fees and expenses associated with the variable account, except for the annual expenses of the Fund and the mortality and expense risk charge.

AAL will quarterly declare an effective annual interest rate for the fixed account.

Interest is credited on each premium allocated or accumulated value transferred to the fixed account from the date of the allocation or transfer. Interest is credited daily.

Under the fixed account option, the guaranteed minimum interest credited to the fixed account will be at the effective rate of 4% per year, compounded daily. AAL may credit interest at a rate in excess of 4% per year; however, AAL is not obligated to do so. There is no specific formula for the determination of excess interest. Such excess interest, if any, will be determined by AAL based on numerous factors. Some of the factors that AAL may consider in determining whether to credit interest above 4% to amounts allocated to the fixed account, and the amount thereof, include, but are not limited to, general economic trends, rates of return currently available and anticipated on AAL's investments, regulatory and tax requirements and competitive factors.

ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED AT THE SOLE DISCRETION OF AAL. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 (1933 Act), and the fixed account has not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the fixed account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the fixed account option and the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

A lower rate of interest may be credited to the portion of the fixed account securing a loan.


VARIABLE ACCOUNT


The variable account is AAL Variable Life Account I. It is a separate account of AAL established by the Board of Directors of AAL on May 8, 1997, pursuant to the laws of the State of Wisconsin. The variable account is registered with the Securities and Exchange Commission (the SEC) as a unit investment trust under the 1940 Act. Such registration, however, does not involve supervision by the SEC of the management or investment policies or practices of the variable account.


AAL owns the assets of the variable account and keeps them legally segregated from the assets of the general account. The assets of the variable account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other contract liabilities with respect to the variable account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The assets of the variable account shall not be chargeable with liabilities arising out of any other business AAL may conduct, except to the extent that the assets of the variable account exceed the reserves and other contract liabilities of the variable account arising under the certificates supported by the variable account.

Income, and gains and losses, whether or not realized, from the assets in each subaccount are credited to or charged against that subaccount without regard to any of AAL's other income, gains or losses. The value of the assets in the variable account is determined at the end of each valuation date.

The variable account currently consists of the following seven subaccounts:
Small Company Stock, International Stock, Large Company Stock, Balanced, High Yield Bond, Bond and Money Market. Each subaccount invests in a corresponding portfolio of the AAL Variable Product Series Fund, Inc. (a mutual fund - referred to below as the Fund). Additional portfolios may be added or substituted for the current portfolios.


Net premiums allocated to a subaccount, and the resulting cash value, will increase or decrease based on the investment experience of that subaccount's corresponding Fund portfolio. You bear the investment risk for amounts in the subaccount(s).

The AAL Variable Product Series Fund, Inc. is a Maryland corporation registered with the SEC under the 1940 Act as a diversified, open-end investment company (commonly known as a mutual fund). This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund. AAL served as the Funds' investment adviser until December 31, 1999.
As of January 1, 2000, AAL Capital Management Corporation (AAL CMC) became the Funds' investment adviser.

Shares of the Fund are currently offered to the AAL Variable Annuity Account I, AAL Variable Annuity Account II and to the AAL Variable Life Account I to fund benefits payable under the certificates issued through each account. Shares of the Fund are also offered to retirement plans including the Aid Association for Lutherans Savings Plan. The Fund may, at a later date, also offer its shares to other separate accounts of AAL or to a subsidiary or affiliated company of AAL. Shares of the Fund may also be offered directly to AAL.

AAL currently does not forsee any disadvantage to owners arising from the sale of Fund shares to support variable life insurance certificates and variable annuity certificates, or from shares being sold to separate accounts of insurance companies that may be affiliated with AAL. However, AAL will monitor events in order to identify any material irreconcilable conflicts that may arise, and will determine what action, if any, it should take in response to those conflicts. In addition, if AAL believes that the Fund's response to any of those conflicts insufficiently protects owners, we will take appropriate action on our own.


The Fund currently consists of seven separate portfolios, each with its own investment objectives, investment program, policies and restrictions. The investment objectives of each portfolio are described below. No assurance can be given that each portfolio of the Fund will achieve its investment objective.


AAL CMC, a subsidiary of AAL, also offers mutual funds. The investment objectives and policies of certain Fund portfolios are similar to the investment objectives and policies of other portfolios that AAL CMC may manage. The investment results of the Fund portfolios may be higher or lower than the results of other such portfolios. There can be no assurance, and AAL makes no representation, that the investment results of any of the Fund portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or sub-adviser.



INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS


The Small Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor's SmallCap 600 Index* by investing primarily in common stocks included in the Index.

The International Stock Portfolio seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

The Large Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index* by investing primarily in common stocks included in the Index.

The Balanced Portfolio seeks to achieve investment results that reflect investment in common stocks, bonds and money market instruments, each of which will be selected consistent with the investment policies of the AAL Variable Product Large Company Stock, Bond and Money Market Portfolios, respectively.

The High Yield Bond Portfolio seeks to achieve high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as "junk bonds". The portfolio actively seeks to achieve a secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

The Bond Portfolio seeks to achieve investment results that approximate the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index. This objective is consistent with a goal of maximizing total return, consistent with reasonable risk. Investments are in bonds and other debt securities included in the Index.

The Money Market Portfolio seeks to provide maximum current income to the extent consistent with liquidity and a stable net asset value of $1.00 per share by investing in a diversified portfolio of high quality, short-term money market instruments.




* "Standard & Poor's(R)", "S&P (R)", "S&P 500 (R)", "Standard & Poor's 500", "500", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The Fund and the certificates are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


The product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securites generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


TRANSFERS

You may transfer the cash value among the subaccounts and fixed account by submitting a written request to AAL's Home Office. You may also transfer by telephone if you have completed the Telephone Transaction Authorization Form.

Any transfer among the subaccounts or to the fixed account will result in the crediting and cancellation of accumulation units based on the accumulation unit values determined as of the end of the valuation period during which the transfer request is received, in good order, by AAL. You should carefully consider current market conditions and each portfolio's investment policies and related risks before allocating money to the portfolios.

The total amount of any transfer must be at least $500, or it may be less as long as you transfer the entire cash value from an account. Of the total transfer being made, the amount transferred to any account must be at least $50. Twelve transfers per certificate year may be made from subaccounts without charge. AAL will charge $25 for each transfer in excess of twelve.

Only one transfer may be made from the fixed account in each certificate year. The transfer may not exceed the greater of $500 or 25% of the cash value in the fixed account at the time of transfer. This transfer is not subject to charge.


REVIEW OF INVESTMENT STRATEGY

You should periodically review the allocation of your cash value among the subaccounts and fixed account. Consider the current market conditions, investment risks and objectives of the portfolios and your own objectives. A full description of the portfolios, their investment objectives, policies and restrictions, expenses, risks and other aspects of their operation is contained in the accompanying prospectus for the Fund. Read the accompanying Fund prospectus carefully.


VOTING PRIVILEGES

To the extent required by law, AAL will vote the portfolio shares held in a subaccount at shareholder meetings of the Fund, if any, in accordance with instructions received from persons having voting interests in the corresponding subaccount of the variable account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result AAL determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The owner will have the voting interest with respect to Fund shares attributable to the certificate.

The number of votes which an owner has the right to instruct will be calculated separately for each subaccount. The number of votes that each owner may instruct will be determined by dividing a certificate's accumulated value in a subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted. The number of votes of the portfolio which the owner has the right to instruct will be determined as of the record date established by the portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any portfolio shares held in the variable account for which AAL does not receive timely voting instructions, or which are not attributable to owners will be represented at the meeting and voted by AAL in proportion to the instructions received from all owners. Any portfolio shares held by AAL or its affiliates will be voted in proportion to the aggregate votes of all shareholders in the portfolio. Each person having a voting interest in a subaccount will receive proxy materials, reports and other materials relating to the appropriate portfolio.


CASH VALUE


FIXED ACCOUNT CASH VALUE

The fixed account cash value reflects net premiums allocated to it, transfers to or from the subaccounts, credited interest, and any deductions. Each day the cash value in the fixed account will change based upon these factors. See the certificate for further detail.


VARIABLE ACCOUNT CASH VALUE

Number of Accumulation Units

The number of accumulation units for this certificate in any subaccount may increase or decrease at the end of each valuation period depending on the transactions that occur in the subaccount during the valuation period. When transactions occur, the actual dollar amounts of the transactions are converted to accumulation units. The number of accumulation units for a transaction in a subaccount is determined by dividing the dollar amount of the transaction by the accumulation unit value of the subaccount at the end of the valuation period during which the transaction occurs.

The number of accumulation units in a subaccount increases when the following transactions occur during the valuation period:

          -    net premiums are allocated to the subaccount; or

          -    cash  value  is  transferred  to  the  subaccount   from  another
               subaccount or from the fixed account.

The number of accumulation units in a subaccount decreases when the following transactions occur during the valuation period:

          -    cash  value  is  transferred   from  the  subaccount  to  another
               subaccount or to the fixed account, including loan transfers; or

          - partial withdrawals and partial withdrawal charges are taken from the subaccount; or

          - monthly deductions or transfer charges are taken from the subaccount;or

          - a charge for a death benefit option change is allocated to the subaccount; or

          -    a charge for a certificate change is allocated to the subaccount;
               or

          -    surrender charges are allocated to the subaccount.

Accumulation Unit Value

For each subaccount, the initial accumulation unit value was set when the subaccount was established. The accumulation unit value may increase or decrease from one valuation period to the next.

The accumulation unit value for a subaccount for any valuation period is equal to:

  - the net asset value of the corresponding Fund portfolio at the end of the valuation period;

  - plus the amount of any dividend, capital gain or other distribution made by the Fund portfolio if the "ex-dividend" date occurs during the valuation period;

  - plus or minus any cumulative credit or charge for taxes reserved which is determined by AAL to have resulted from the operation of the portfolio;

  - divided by the total number of accumulation units held in the subaccount at the end of the valuation period before any of the transactions, referred to in the "Number of Accumulation Units" subsection above, have occurred.


WHAT AFFECTS CASH VALUE

The cash value of your certificate, at any one time, is determined by:

     (a) multiplying the total number of accumulation units for each subaccount by its appropriate current accumulation unit value;

     (b) if you have elected a combination of subaccounts, totaling the resulting values; and

     (c)  adding any value in the fixed account.

While loans are not deducted from cash value, loans do reduce the amount you would receive upon surrender of your certificate and the amount available to pay insurance charges. Loans also accrue interest charges and may result in less interest credited to your certificate.

Over the life of your certificate, many factors determine its cash value. They include:

         - premiums paid;

         - the investment experience of the subaccounts;

         - interest credited to the fixed account;

         - loans taken and loan repayments;

         - partial withdrawals taken; and

         - charges and deductions taken.

Because a certificate's cash value is based on the variables listed above, it cannot be predetermined. Cash value in the variable account will largely be determined by market conditions and investment experience of the Fund's portfolios corresponding to the subaccounts chosen by the owner. The owner will bear all such risk.


The value of the fixed account is guaranteed as to principal and interest at 4%, subject to the charges described in the "Charges" section. There is no guaranteed minimum cash value for the variable account.



SURRENDER VALUE

The surrender value is the total amount you may withdraw from the certificate. It is equal to the cash value less any surrender charges and any outstanding loan principal and accrued interest.

You will be advised at least annually as to the number of accumulation units which are credited to the certificate, the current accumulation unit values, the variable account cash value, the fixed account cash value, the total cash value and the surrender value.


CHARGES


Charges are necessary to pay for the insurance provided, to cover the expenses generated by issuing and administering the certificate, and to fund AAL's fraternal activities. In addition to the charges described below, a $25 change fee will be charged if you choose to make changes to your certificate. Such certificate changes include a reduction of insurance charges that are in excess of standard due to insurance underwriting requirements, a change from smoker to nonsmoker risk class, a change in death benefit options, and changes to the additional benefits under the certificate.



PERCENT OF PREMIUM CHARGE


A charge of 3% of each premium payment is taken to cover sales and other expenses and provide support for AAL's fraternal activities. To the extent that sales expenses are not recovered from this charge, AAL may recover these expenses from other sources, including the mortality and expense risk charge described below.



CASH VALUE CHARGES

On each monthly deduction date charges are deducted from your cash value. These include cost of insurance, administrative and issue expense charges, mortality and risk expense charges and charges for additional benefits you may have selected. (No mortality and risk expense charges are deducted from the fixed account.)


The cost of insurance charge and additional benefit charges vary by risk class, amount at risk, specified amount and, in most states, sex. The cost of insurance rates, used to calculate these charges, are determined by AAL based on expectations as to future mortality and expense experience. Any change in these rates will be applied on a uniform basis to all insureds of the same risk class. However, AAL cannot use cost of insurance rates higher than the annual guaranteed cost of insurance rates shown in the certificate. The guaranteed rates are no greater than certain of the 1980 Commissioners Standard Ordinary Mortality Tables (and, where unisex cost of insurance rates apply, the 1980 Commissioners Standard Ordinary Mortality Table B). These rates are based on the age and risk class of the insured. They are also based on the sex of the insured, except that unisex rates are used where appropriate under applicable laws. AAL charges rates that are currently lower than the guaranteed rates, and may also charge current rates in the future.


A monthly administrative charge of $4 is deducted to cover administrative costs. This charge is for expenses such as premium billing and collection, certificate value calculation, transaction confirmations and periodic reports.

The monthly issue expense charge covers issue costs. It is deducted for the first 36 months. This charge will vary by age, risk class, specified amount and, in most states, sex.


Monthly mortality and expense risk charges are deducted from the variable account to pay for the mortality and expense risks borne by AAL. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the certificate will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the certificates and operating the separate account will be greater than the charges assessed for such expenses. AAL will realize a gain from this charge to the extent it is not needed to provide mortality benefits and expenses under the certificates, and will realize a loss to the extent the charge is not sufficient. The monthly mortality and expense risk charge is guaranteed never to exceed 0.075% of the total subaccount cash value (approximately 0.9% annually). The charge is applied to the total cash value in the subaccounts on each monthly deduction date. In addition, the monthly mortality and expense risk charge on certificates from their 15th certificate anniversary and beyond is guaranteed at any time to be at least 0.04166% percent (approximately 0.5% annually) less than the rate in effect at that time for certificates which have not reached their 15th certificate anniversary. The current charges in effect are as follows: During the first 15 years the monthly charge is 0.0625% (approximately 0.75% annually) of the total subaccount cash value. This charge drops to 0.02083% (approximately 0.25% annually) of the total subaccount cash value in certificate year 16.

The monthly deduction is deducted from each account on a basis proportional to the cash value in that account. For subaccounts, this is accomplished by selling accumulation units and withdrawing their value from that account. For the fixed account the cash value is reduced by the fixed account's proportion of the monthly deduction. The monthly deduction is made as of the same date each month, beginning with the issue date, if that day of the month is a valuation date. If that day of the month does not fall on a valuation date, the deduction date is the nearest previous valuation date.



SURRENDER CHARGE


If you choose to surrender your certificate or reduce your specified amount, AAL will reduce the cash value by the surrender charge assessed proportionately against the amounts you have invested in each of your selected subaccounts and the fixed account. This charge is imposed as a deferred sales and administrative charge. It covers expenses associated with underwriting, issuing and distributing the certificate.


The initial surrender charge is based on an amount per thousand of specified amount for which the certificate is issued. The amount per thousand varies by sex, risk class and issue age. Your actual surrender charges are listed on page 3A.1 of your certificate. The initial surrender charge is level for the first three years and, thereafter, it declines by 1/8th of the initial amount annually so that, beginning in the 11th year after the issue date (assuming no increases in specified amount) the surrender charge will be zero.


If you increase your certificate's specified amount, a new surrender charge is applicable, in addition to the existing surrender charge. It is based on an amount per thousand of the specified amount increase. The amount per thousand varies by sex, risk class and age at time of increase. The actual surrender charges for the increased specified amount will be listed on a new page 3A.1 of your certificate, which will be mailed to you at the time of the increase. The new surrender charge is level for the first three years after the increase and, thereafter, it declines by 1/8th of the initial amount annually so that, beginning in the 11th year after the increase date (assuming no additional increases in specified amount) the surrender charge will be zero.


If you decrease the specified amount while the surrender charge applies, a portion of the surrender charge will be assessed. The decrease will be subtracted first from any previous increase in the specified amount, starting with the most recent, then from the original specified amount. The portion of the charge assessed will be proportional to the amount of the decrease, based on the surrender charges for the specified amount from which the decrease is subtracted.


TRANSFER CHARGE

Twelve transfers per certificate year may be made between subaccounts and/or the fixed account without charge. AAL will charge $25 for each transfer in excess of twelve.


FUND EXPENSES

The value of the variable account's net assets will reflect the investment advisory fee and other expenses incurred by the underlying Fund portfolios. For more information on these fees and expenses, see the "Portfolio Expenses" table included in the "Certificate Summary" section of the prospectus.


ACCESS TO CASH VALUE


PARTIAL WITHDRAWALS

The amount of a partial withdrawal may not exceed the surrender value on the date of the request. It is implemented by either the redemption of accumulation units and/or reduction in the fixed account balance. The partial withdrawal will be taken from the subaccounts and fixed account according to the ratio that the cash value in the subaccount or fixed account of the certificate bears to the total cash value of the certificate at the time of the partial withdrawal; or according to any other administrative option which you choose and is available at the time of the partial withdrawal.

For a certificate with the level death benefit option:

A partial withdrawal will reduce your cash value, specified amount, death benefit and the amount of premiums considered paid to meet the death benefit guarantee premium requirement. If the death benefit is equal to the specified amount at the time of the partial withdrawal, the amount of the reduction in the death benefit will be equal to the amount of the partial withdrawal. If the death benefit is greater than the specified amount, (a) the specified amount will be reduced by the amount (if any) by which the withdrawal amount exceeds the difference between the death benefit and the specified amount, (b) the new death benefit will be based on the death benefit factor, cash value, and specified amount after the reduction.

The specified amount remaining in effect after a partial withdrawal may not be less than $10,000. Any request for a partial withdrawal that would reduce the specified amount below this amount will not be granted.

For a certificate with the variable death benefit option:

- A partial withdrawal will reduce the cash value, death benefit, and the amount of premiums considered to be paid to meet the death benefit guaranteed premium by the amount of the withdrawal. It will not reduce the specified amount.


-    A partial withdrawal may have tax consequences. See "Federal Tax Matters."


LOANS


You may borrow up to 92% of your surrender value using your certificate as security for a loan. Interest will accrue on an annual basis at 8% on the loan balance until you reach your 15th certificate anniversary. Thereafter the rate will drop to 7 1/4% per annum. The loan will be taken from the subaccounts and fixed account according to the ratio that the cash value in the subaccount or fixed account of the certificate bears to the total cash value of the certificate at the time of the loan; or according to any other administrative option which you choose and is available at the time of the loan.


A lower interest rate may be credited to the portion of the fixed account cash value that equals the amount of the total outstanding loan. AAL will determine the rate credited. In no case will the rate credited be less than 4% annually.

The amount of loan allocated to each subaccount will be transferred from that account to the fixed account as security for the loan. Each month, if the total loan (principal plus accrued interest) exceeds the total fixed account cash value, the difference will be transferred from the variable account to the fixed account as security for the loan.

You may repay all or part of your loan at any time while your certificate is in force. Unless you indicate otherwise to AAL, all payments will be assumed to be premium payments. Upon your request, AAL will set up a loan repayment schedule for you.

If you surrender your certificate, you will receive the cash value less any surrender charge and outstanding loan balance. Partial withdrawals also reduce your premiums credited toward the death benefit guarantee requirements. Loans are added to the required premiums when testing whether death benefit guarantee requirements have been met.

Both partial withdrawals and loans will reduce the cash value available to pay your insurance costs. You should carefully consider the impact on the insurance your certificate will be able to provide, now and in the future, before exercising these privileges.


A loan may have tax consequences.  See "Federal Tax Matters."


SURRENDER

You may surrender this certificate for its surrender value by sending a written request to AAL.


A surrender may have tax consequences.  See "Federal Tax Matters."


CERTIFICATE TERMINATION


EARLY TERMINATION AND REINSTATEMENT

Termination

Your certificate will terminate if: your monthly deduction is greater than your surrender value; your death benefit guarantee is not in effect; and payment sufficient to cover the next two monthly deductions is not received within 61 days of notification of the cash value deficiency (in most states). If this cash value deficiency occurs, you have the right to reinstate your certificate, within certain limitations. The requirements for reinstatement and associated limitations are described in your certificate.

Reinstatement

You may reinstate the certificate any time within three years after it has terminated so long as you did not surrender it for its surrender value. To reinstate your certificate you must submit evidence of insurability satisfactory to AAL and pay a premium at least equal to:

         - the reinstated loan amount; plus

         - any surrender charge at the time of reinstatement; plus

         - the first two monthly deduction amounts after reinstatement; less

         - the cash value at termination; less

         - any surrender charge credited back at reinstatement; plus

         - the new surrender charge taken for any reduction in the specified amount you request at reinstatement plus 3% on the sum of the above to cover the percent of premium charge.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your certificate will then be reinstated as of the date AAL approves your application for reinstatement.


If you reinstate this certificate, AAL will not contest the validity of the reinstated certificate after it has been in effect during the lifetime of the insured for two years from the date of reinstatement. After this certificate has been in force two years from the issue date, any contest of the validity of the reinstated certificate will be limited to statements made in the application for reinstatement.



DEATH, MATURITY AND SURRENDER

Your certificate will terminate if the insured dies, or if the owner surrenders the certificate. If the certificate is in effect at age 100, it will mature
(end) and the cash value less any outstanding loan will be paid to the owner.


PAYOUT OPTIONS


SELECTION


All or part of the life insurance proceeds from death, maturity or surrender may be applied to one of several payout options in place of a lump sum payment. Amounts paid pursuant to a payout option do not vary with the investment performance of the variable account. You may choose or change a payout option while the insured is alive. The beneficiary may choose an option at the insured's death, unless you have chosen an option which does not allow the beneficiary to change it.


OPTION 1: INTEREST

The proceeds are left with AAL to earn interest. The rate of interest is determined annually by the AAL Board of Directors. It will never be less than 3% annually.

OPTION 2: A SELECTED AMOUNT OF INCOME

The proceeds with interest are used to make payments of a selected amount at regular intervals until the proceeds with interest have been paid. The payment period may not exceed 30 years. The rate of interest used will not be less than 3% annually.

OPTION 3: A SET PERIOD

The proceeds with interest are used to make payments at regular intervals. You may choose a specified number of years, not to exceed 30. Guaranteed payments are shown in the certificate. The rate of interest used will not be less than 3% annually. The amount of payment may be greater than that guaranteed, as declared annually by AAL's Board of Directors.

OPTION 4: LIFE PAYMENT

The proceeds are left with AAL to earn interest. These funds are used to make payments at regular intervals while the person named to receive payments is alive. AAL will guarantee the amount of these payments for a specified number of years. A period of 10 or 20 years may be selected.

The amount of the payments depends on the age and sex of the persons named to receive payments at the time AAL issues the payment contract. Representative guaranteed payments are shown in the certificate. They are based on a guaranteed effective annual interest rate of 3.5% using the "1983 Table a" annuitant mortality table.

OPTION 5: JOINT & SURVIVOR

The proceeds with interest are used to make payments at regular intervals while both persons named to receive payments are alive. AAL will guarantee the amount of these payments for a specified number of years. A period of 10 or 20 years may be selected.

Upon the death of one of the persons named to receive payments, AAL will continue making payments to the survivor with the payments reduced by 1/3 after the end of the guaranteed period. If the survivor also dies during the guaranteed period, the unpaid proceeds will be paid in one sum at the survivor's death.

The amount of the payments depends on the age and sex of the persons named to receive payments at the time AAL issues the payment contract. Representative guaranteed payments are shown in the certificate. They are based on a guaranteed effective annual interest rate of 3.5% using the "1983 Table a" annuitant mortality table.


HOW TO MAKE PAYMENTS AND RECEIVE SERVICE


APPLYING FOR A CERTIFICATE


AAL Variable Universal Life certificates are sold by District Representatives of AAL who are also Registered Representatives of AAL CMC. To apply for an AAL Variable Universal Life certificate please contact your AAL Representative. You can locate your Representative by calling (800) 225-5225 or visiting our Webpage at www.aal.org.



TIMELY PROCESSING


AAL will process all requests in a timely fashion. Requests received by 4:00 p.m. Eastern Time on a valuation date will use the certificate's cash value as of the close of business on that valuation date. AAL will process requests received after that time using the certificate's cash value as of the close of business of the following valuation date.

After your certificate is issued, AAL will process payment of any amount due from the variable account within seven calendar days after AAL receives your written request. Payment may be postponed when the NYSE has been closed and for such other periods as the SEC may permit. Payment from the fixed account cash value may be deferred up to six months.



WRITTEN REQUESTS

You may exercise any of the following privileges:

         - premium payment;

         - change in death benefit option;

         - increase/decrease in specified amount;

         - partial withdrawal;

         - surrender;

         - reinstatement;

         - transfers;

         - dropping/adding an additional benefit;

         - loan;

         - filing a death claim;

         - selecting/changing a settlement option;

         - change in allocation instructions;

         - loan repayment; and

         - beneficiary change(s) by sending written notice (and payment and/or evidence of insurability, if applicable) to AAL at its Home Office:

AID ASSOCIATION FOR LUTHERANS
4321 North Ballard Road
Appleton, Wisconsin 54919-0001


TELEPHONE TRANSACTIONS

If AAL has received a properly completed Telephone Transaction Authorization Form, you may perform various transactions over the phone. Phone services include: transfers, premium payment allocation changes, loans and certain other transactions.

AAL has adopted reasonable security procedures to ensure the authenticity of telephone instructions, including: requiring identifying information, recording conversations and providing written confirmations of transactions. Nevertheless, AAL will honor telephone instructions from any person who provides the correct identifying information, so there is a risk of possible loss to the owner if an unauthorized person uses this service in the owner's name.

If several persons seek to effect telephone instructions at or about the same time, or if AAL's recording equipment malfunctions, it may be impossible for you to make a telephone transaction at that time. If this occurs, you should submit a written request. Also, if due to malfunction or other circumstances, the recording of the owner's telephone request is incomplete or not fully comprehensible, AAL will not process the transaction.

The telephone number for telephone transactions is (800)225-5225.

AAL reserves the right to restrict telephone transactions at any time.


DEATH CLAIMS

Written notice of death must be given to AAL. Notice should include the insured's name and certificate number. Help may be obtained through your AAL Representative.

A claim form will be sent when AAL receives your notice. Complete the claim form and send it to the Home Office along with a certified copy of the death certificate. Processing of the claim will begin as soon as these items are received.


GENERAL INFORMATION


FREE LOOK

How to Cancel Your certificate

Your certificate provides for an initial "free look" period. That is, you as the certificate owner, have the right to return your certificate within 10 days after you receive it. To return your certificate you may either:

1) deliver or mail your certificate, along with a written request to cancel, to your AAL Representative; or

2) deliver or mail your certificate along with a written request to cancel, to the Home Office:

         Aid Association for Lutherans
         4321 North Ballard Road
         Appleton, WI  54919-0001

Generally within seven days after AAL receives your request for cancellation, it will cancel the certificate and send you a refund. Some states may require a free look period longer than 10 days.


AAL will refund to you an amount equal to the certificate's accumulation unit value as of the date the returned certificate or notification of cancellation is received by AAL. This may be more or less than the premium you paid depending upon the investment experience of the subaccount(s) you selected.

If your state requires a full refund of all premiums, your premium will be allocated to the Money Market subaccount until your free look plus five- day period has expired.


ENTIRE CONTRACT

The entire contract between you and AAL is made up of:

         - the certificate, including any attached riders, endorsements or amendments;

         - the application attached to the certificate, including any applications for increase in the specified amount; and

         - the AAL Articles of Incorporation and Bylaws which are in effect on the issue date of the certificate.


STATEMENTS IN THE APPLICATION

Statements made in the application will be treated as representations and not warranties. No statement will be used by AAL to void the contract or to deny a claim unless it appears in the application.


CHANGE OF CERTIFICATE

No representative of AAL except the president or the secretary may change any part of the certificate on behalf of AAL.


INCONTESTABILITY

AAL will not contest the validity of the certificate after it has been in effect during the lifetime of the insured for two years from the issue date. AAL will not contest the validity of an increase in the specified amount after it has been in effect during the lifetime of the insured for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the certificate for more details.


MISSTATEMENT OF AGE OR SEX

The values of the certificate are based on the insured's age and sex. If the date of birth or sex shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct age or sex.


MAINTENANCE OF SOLVENCY

This provision applies only to values in the fixed account.

If AAL's reserves for any class of certificates become impaired, you may be required to make an extra payment. AAL's Board of Directors will determine the amount of any extra payment based on each member's fair share of the deficiency. If the payment is not made, it will be charged as a loan against the certificate with interest at a rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the certificate.


BASIS OF COMPUTATIONS

Minimum guaranteed cash values for the fixed account are based on the Commissioner's 1980 Standard Ordinary Mortality Table, age at last birthday, with interest at the rate of 4%. These values equal or exceed the minimum values required by law. A detailed statement of how AAL calculates cash values for the certificate has been filed with the insurance department of the state or district where this certificate was delivered.


REPORTS TO OWNERS

At least once each certificate year, AAL will send you a report concerning the current status of your certificate. There is no charge for this report.

Upon your request, AAL will send you an illustration of hypothetical values for the certificate. AAL may charge a reasonable fee for each illustration requested.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

Confirmation notices will be sent during the year for certain certificate transactions.


MEMBERSHIP


For insureds issue age 15 and under, the insured will become a benefit member of AAL at insurance age 16. For insureds issue age 16 and over, the person who applied for membership is a benefit member of AAL. The rights and benefits of membership are set forth in the Articles of Incorporation and Bylaws of AAL. Membership cannot be transferred.



OWNERSHIP


AAL offers special insurance certificate forms for insureds issue age 15 and under. Under the terms of these certificates, the insured is the owner of the certificate, unless ownership has been transferred. However, because of age, the insured cannot exercise the rights of ownership. Therefore, the person who applied for the certificate will have control over ownership rights, except for transfer of ownership, until the insured gains control of the certificate. For insureds issue age 16 and over, the person who is named as the owner on the application for insurance is the owner, unless ownership has been transferred.

If you are the owner of the certificate but you are not the insured, you should name a successor owner who will become the owner if you die before the insured. If you die before the insured and there is no successor owner named, ownership of the certificate will pass to your estate.

During the insured's lifetime, you may transfer ownership of the certificate by sending a signed written request to AAL. The transfer must be approved by AAL before it is valid. The transfer of ownership may be a taxable event.



BENEFICIARY


The beneficiary is the person, entity or organization named to receive the death benefit after the insured dies. The Bylaws of AAL list those eligible to be beneficiaries. Beneficiaries are designated as first, second and third class. You may name more than one person or organization in the same class.


If no beneficiary has been named or survives the insured, AAL will pay the proceeds as follows:

         - to your estate if you are the insured; or

         - to you if you are not the insured.

During the insured's lifetime, you may change the beneficiary by sending a signed written request to AAL. The change must be approved by AAL before it is valid.


COLLATERAL ASSIGNMENT

You may assign the certificate as collateral security for a loan or other obligation. This may limit your rights to the cash value and the beneficiary's rights to the proceeds.

The assignments must be in writing and filed at our home office. AAL assumes no responsibility as to the validity of any assignment. AAL is not liable for any payment made or any other action taken on the certificate before the assignment was recorded at our home office.

Any certificate loan obtained before an assignment is recorded at our home office has priority over the assignment.


A collateral assignment of the certificate may have tax consequences. See "Federal Tax Matters."


RIGHTS RESERVED BY AAL

Subject to applicable law, AAL reserves the right to make certain changes if, in its judgment, they would best serve the interests of the owners or would be appropriate in carrying out the purposes of the certificate. AAL will obtain, when required, the necessary owner approval or regulatory approval. Examples of the changes AAL may make include, but are not limited to:

         - to operate the variable account in any form permitted under the 1940 Act or in any other form permitted by law.

         - to add, delete, combine, or modify subaccounts in the variable account.

         - to add, delete, or substitute, for the portfolio shares held in any subaccount, the shares of another portfolio of the Fund or the shares of another investment company or series thereof, or any other investment permitted by law.

         - to make any amendments to the certificates necessary for the certificates to comply with the provisions of the Internal Revenue Code or any other applicable federal or state law.


DIRECTORS AND OFFICERS
Our Board of Directors decides matters of general policy and reviews the activities of AAL and the Officers who conduct and supervise the daily business operations.

AAL's Directors and Officers, and their principal occupations during the past five years are:



Raymond G. Avischious                             Director
President and Chief Executive Officer,
Shurfine Central Corp.

Richard E. Beumer                                 Director
President and Chief Executive Officer,
Sverdrup Corporation

Kenneth Daly                                      Director
Partner, KPMG Peat Marwick LLP


Elizabeth A. Duda                                 Director

Edward A. Engel                                   Director
President, E. A. Engel & Associates

Gary J. Greenfield                                Director
President, Wisconsin Lutheran College

Robert H. Hoffman                                 Director
Executive, Taylor Corp.

Robert E. Long                                    Director
Senior Vice President, Park Bank

Robert B. Peregrine                               Director
Attorney, Peregrine Law offices, S. C.


Paul D. Schrage                                   Director
Senior Executive Vice President and
Chief Marketing Officer, McDonald's
Corporation


James H. Scott                                    Director
Principal, Miller Anderson & Shernerd
Vice President, Corporate Secretary and
Assistant Treasurer, Texas Utilities Company

Kathi P. Seifert                                  Director
Group President, Kimberly Clark Corp.

Roger G. Wheeler                                  Director
President, Wheel-Air, Inc.,
Wheel-Air Charter, Inc.

E. Marlene Wilson                                 Director
President, Volunteer Management Associates

Rev. Thomas R. Zehnder                            Director
President, Florida-Georgia District,
Lutheran Church Missouri Synod




John O. Gilbert                                   Chairman of the Board,
                                                  President and Chief Executive
                                                  Officer


Woodrow E. Eno                                    Senior Vice President,
                                                  Secretary and General Counsel

Steven A. Weber                                   Senior Vice President

Jon Stellmacher                                   Senior Vice President

Fred Ohlde                                        Senior Vice President

Walter S. Rugland                                 Executive Vice President and
                                                  Chief Operating Officer


Carl J. Rudolph                                   Sr. Vice President,
                                                  Controller, Treasurer and
                                                  Chief Financial Officer

James H. Abitz                                    Sr. Vice President and Chief
                                                  Investment Officer

Robert G. Same                                    Vice President, Deputy General
                                                  Counsel and Chief Compliance
                                                  Officer



FEDERAL TAX MATTERS


VARIABLE ACCOUNT TAX STATUS

Both investment income and realized capital gains of the variable account (i.e., income and capital gains distributed to the variable account by the Fund) are reinvested without tax since the Internal Revenue Code (the Code) presently imposes no applicable tax. However, AAL reserves the right to make a deduction for taxes, should they be imposed with respect to such items in the future.


LIFE INSURANCE QUALIFICATION


Section 7702 of the Code includes a definition of life insurance for tax purposes. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of the section, and proposed regulations governing mortality charges were issued in 1991. Although there is limited guidance, AAL believes that the certificate meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h), discussed below are satisfied, (a) death benefits paid under the certificate should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code and (b) you should not generally be taxed on the cash value under a certificate, including increments thereof, prior to actual receipt.


AAL intends to comply with any future final regulations issued under Sections 7702 and 817(h) and any amendments to these sections, and reserves the right to make such changes as deemed necessary to assure such compliance. Any changes will apply uniformly to affected certificateholders and will be made only after advance written notice.


PRE-DEATH DISTRIBUTIONS

The taxation of pre-death distributions depends on whether the certificate is considered a modified endowment contract (a MEC). A certificate's qualification as a MEC is discussed below.

General Rules: Assuming a certificate is not a MEC, upon surrender you will be taxed on the excess of surrender value plus unpaid certificate loans and interest less premiums paid reduced by untaxed withdrawals.

Partial withdrawals are only taxable to the extent the withdrawal exceeds total premiums paid less prior untaxed partial withdrawals. However, partial withdrawals made within the first 15 years may be taxable in certain limited instances where the surrender value plus unpaid loans exceeds the total premiums paid less the untaxed portion of prior partial withdrawals.


Loans received under the certificate, assuming the certificate is not a MEC, will not be treated as subject to tax when taken. If a loan is outstanding when a certificate that is not a MEC is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest."


Modified Endowment Contracts:


A class of contracts known as "MECs" has been created under Section 7702A of the Code. Pre-death distribution rules for certificates considered to be MECs will differ from the general rules above. A contract will be a MEC if it fails the "7-Pay Premium Test." A certificate fails this test if the amount paid into the certificate in the first seven years or in the first seven years after a material change, exceeds the amount that would have been paid had the certificate provided for the payment of seven level annual premiums. AAL will notify you if the certificate becomes a MEC.

A MEC certificate may be aggregated with other MECs purchased by you from AAL during any one calendar year for purposes of determining the taxable portion of withdrawals from the certificate. The certificate is subject to a 7-Pay Premium Test during the first seven certificate years and any time a material change to the contract takes effect. A material change, for these purposes, includes the exchange of a life insurance certificate for another, and conversion of a term life certificate to a whole life or universal life certificate. In addition, an increase in the future benefits provided generally constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest death benefit payable in the first seven certificate years, or
(2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first seven certificate years, or during any pay test period, may also cause a certificate to be considered a MEC.

All distributions, including certificate loans and collateral assignments, from a MEC certificate will be currently taxable to the extent that the cash value of the certificate immediately before payment exceeds premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amount previously received). These rules may also apply to distributions made during the two-year period prior to the time that a certificate becomes a MEC. This means that a distribution from a certificate that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC. A penalty tax equal to 10% of the amount includible in income will also apply to certain surrenders or loans taken by you if you have not reached the age of 59 1/2, unless you are disabled, or the surrenders are part of a series of equal periodic payments made not less frequently than annually for your life or life expectancy. The penalty tax will also apply to income received on a surrender or loan if the owner of a MEC is a corporation.



DIVERSIFICATION REQUIREMENTS


Section 817(h) of the Internal Revenue Code requires that the investments of the variable account be "adequately diversified" in order for the contract to be treated as a life insurance contract for federal income tax purposes. It is intended that the variable account, through the Fund portfolios, will satisfy these diversification requirements.

In certain circumstances, owners of variable life insurance contracts have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their contracts, due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features such as the flexibility of an owner to allocate premium payments and transfer contract accumulation values have not been explicitly addressed in published rulings. While we believe that the certificate does not give owners investment control over variable account assets, we reserve the right to modify the certificate as necessary to prevent an owner from being treated as the owner of the variable account assets supporting the certificate.



OTHER CONSIDERATIONS


The certificate can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new certificate or a change in an existing certificate should consult a tax adviser.


Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a certificate or the exercise of options under a certificate. The above comments concerning federal income tax consequences are not exhaustive, and special rules exist with respect to situations not discussed in the prospectus.


The preceding description is based upon AAL's understanding of current federal income tax law. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the certificate could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of change) . You should consult with a tax adviser with respect to legislative developments and their effect on the certificate.


The preceding comments do not take into account estate and gift, state income or other state tax considerations which may be involved in the purchase of a certificate or the exercise of elections under the certificate. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted.


LITIGATION

There are no pending proceedings commenced by, or known to be contemplated by a governmental authority, and no pending legal proceedings, material with respect to prospective purchasers of the certificates, to which the variable account, AAL or the principal underwriter is a party to or to which the assets of the variable account are subject. As a fraternal benefit society offering certificates of insurance, AAL is ordinarily involved in litigation. AAL does not believe that any current litigation or administrative proceeding is material to its ability to meet its obligations under the certificate or to the variable account, nor does AAL expect to incur significant losses from such actions.


DISTRIBUTION


AAL Capital Management Corporation, 222 West College Avenue, Appleton, Wisconsin, 54919-0007 (AAL CMC) is an indirect subsidiary of AAL and a registered broker-dealer. AAL CMC is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the certificates. Certificates are distributed by Registered Representatives of AAL CMC. AAL CMC also serves as the principal underwriter of the AAL Variable Annuity and The AAL Mutual Funds. AAL CMC's fiscal year operates on a calendar year basis.



ILLUSTRATIONS

The following tables illustrate how the death benefits, cash values, and surrender values of a hypothetical certificate could vary over an extended period of time, assuming hypothetical rates of return equivalent to constant gross annual rates of 0%, 8%, and 12%.

The certificates illustrated include the following:

1. Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Current Rates

2. Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Guaranteed Rates

3. Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Current Rates

4. Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Guaranteed Rates

The values would be different from those shown if the gross annual investment rates of return averaged 0%, 8%, or 12% over a period of years, but also fluctuated above or below those averages for individual certificate years. The illustrations assume no certificate loans or withdrawals have been taken. The amounts would differ if unisex rates were used.

The second column of each table, labeled "Premiums Accumulated at 5%," shows the amount which would accumulate if an amount equal to the annual premium, (after taxes) were invested to earn interest at 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.

The amounts shown for death benefits, cash values and surrender values reflect the fact that the net investment return on the certificate is lower than the gross investment return on the variable account. This results from the charges levied against the variable account (e.g., the mortality and expense risk charge) as well as the premium charge, administrative charges and surrender charges. The difference between the cash value and the surrender value is the surrender charge.


The tables illustrate the cost of insurance and other charges at both current rates and the maximum rates guaranteed in the certificate. The amounts shown at the end of each certificate year reflect a daily investment advisory fee equivalent to an annual rate of 0.4175% of the aggregate average daily net assets of the subaccounts. This hypothetical rate is representative of the average maximum advisory fee applicable to the portfolios in which the subaccount invests. Actual fees may vary by subaccount and are subject to agreements by the sponsor to waive or otherwise reimburse each Fund for operating expenses which exceed certain limits. This reimbursement is further described elsewhere in these prospectuses. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

The effect of these investment management expenses on a 0% gross rate of return would result in a net rate of return of (0.33)%, on 8% it would be 7.67% and on 12% it would be 11.67%.


The tables assume the deduction of charges including administrative and sales charges. The tables reflect the fact that we do not currently make any charge against the variable account for state or federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce the death benefits, cash values and surrender values shown.

AAL will furnish, upon request, a comparable illustration based on the proposed insured's issue age, risk class, sex, specified amount, death benefit option and premium amount requested.



FLEXIBLE PREMIUM UNIVERSAL LIFE
--------------------------------------------------------------------------------
ILLUSTRATION OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES BASED ON CURRENT CHARGES

                                     Issue Age: 40
                                    Risk Class: Standard Nonsmoker
                          Death Benefit Option: Level
                              Specified Amount: $250,000
                                           Sex: Male
                                Annual Premium: $2,534


                                                  END OF YEAR DEATH BENEFIT
                                                  ASSUMING HYPOTHETICAL GROSS
                                                  ANNUAL INVESTMENT RETURN
END OF         ANNUAL         PREMIUM             OF
CERTIFICATE    PREMIUMS       ACCUMULATED         ---------------------------------
YEAR           PAID           AT 5%               0%             8%             12%
=============================================================================================
1              $2,534          $2,661            $250,000       $250,000        $250,000
=============================================================================================
2              $2,534          $5,454            $250,000       $250,000        $250,000
=============================================================================================
3              $2,534          $8,388            $250,000       $250,000        $250,000
=============================================================================================
=============================================================================================
4              $2,534          $11,468           $250,000       $250,000        $250,000
=============================================================================================
5              $2,534          $14,702           $250,000       $250,000        $250,000
=============================================================================================
6              $2,534          $18,098           $250,000       $250,000        $250,000
=============================================================================================
7              $2,534          $21,663           $250,000       $250,000        $250,000
=============================================================================================
8              $2,534          $25,407           $250,000       $250,000        $250,000
=============================================================================================
9              $2,534          $29,338           $250,000       $250,000        $250,000
=============================================================================================
10             $2,534          $33,466           $250,000       $250,000        $250,000
=============================================================================================
15             $2,534          $57,414           $250,000       $250,000        $250,000
=============================================================================================
=============================================================================================
20             $2,534          $87,979           $250,000       $250,000        $250,000
=============================================================================================
25             $2,534         $126,987           $250,000       $250,000        $258,920
=============================================================================================
30             $2,534         $176,774           $250,000       $250,000        $434,286


The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 8%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.


THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

FLEXIBLE PREMIUM UNIVERSAL LIFE
--------------------------------------------------------------------------------
ILLUSTRATION OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES BASED ON CURRENT CHARGES

                                              Issue Age:  40
                                             Risk Class:  Standard Nonsmoker
                                   Death Benefit Option:  Level
                                       Specified Amount:  $250,000
                                                    Sex:  Male
                                         Annual Premium:  $2,534


                                                                           END OF YEAR
                              END OF YEAR CASH                             SURRENDER VALUE
                              VALUE ASSUMING                               ASSUMING
                              HYPOTHETICAL GROSS                           HYPOTHETICAL GROSS
                              ANNUAL INVESTMENT                            ANNUAL INVESTMENT
END OF         ANNUAL         RETURN OF                                    RETURN OF
CERTIFICATE    PREMIUMS       -------------------------------------------------------------------------------------------
YEAR           PAID           0%             8%             12%            0%             8%             12%
=========================================================================================================================
1              $2,534          $1,607         $1,767         $1,848          $0              $0             $0
=========================================================================================================================
2              $2,534          $3,156         $3,613         $3,852         $115            $572           $811
=========================================================================================================================
3              $2,534          $4,644         $5,541         $6,029        $1,603          $2,500         $2,988
=========================================================================================================================
4              $2,534          $6,282         $7,776         $8,620        $3,624          $5,118         $5,962
=========================================================================================================================
5              $2,534          $7,878         $10,140        $11,469       $5,602          $7,865         $9,193
=========================================================================================================================
6              $2,534          $9,457         $12,670        $14,630       $7,564         $10,776         $12,737
=========================================================================================================================
7              $2,534         $11,019         $15,374        $18,138       $9,508         $13,863         $16,627
=========================================================================================================================
8              $2,534         $12,498         $18,200        $21,963       $11,369        $17,072         $20,835
=========================================================================================================================
9              $2,534         $13,939         $21,202        $26,188       $13,193        $20,456         $25,442
=========================================================================================================================
10             $2,534         $15,340         $24,390        $30,854       $14,977        $24,026         $30,491
=========================================================================================================================
15             $2,534         $21,475         $43,369        $62,528       $21,475        $43,369         $62,528
=========================================================================================================================
20             $2,534         $26,124         $69,968       $117,395       $26,124        $69,968        $117,395
=========================================================================================================================
25             $2,534         $27,284        $106,013       $212,229       $27,284        $106,013       $212,229
=========================================================================================================================
30             $2,534         $21,152        $154,952       $374,384       $21,152        $154,952       $374,384


The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 8%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.



FLEXIBLE PREMIUM UNIVERSAL LIFE
--------------------------------------------------------------------------------
ILLUSTRATION OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES BASED ON MAXIMUM CHARGES

                                             Issue Age:   40
                                            Risk Class:   Standard Nonsmoker
                                  Death Benefit Option:   Level
                                      Specified Amount:   $250,000
                                                   Sex:   Male
                                        Annual Premium:   $2,534


                                                  END OF YEAR DEATH BENEFIT
                                                  ASSUMING HYPOTHETICAL GROSS
                                                  ANNUAL INVESTMENT RETURN
END OF         ANNUAL         PREMIUM             OF
CERTIFICATE    PREMIUMS       ACCUMULATED         --------------------------------------------
YEAR           PAID           AT 5%               0%             8%             12%
==============================================================================================
1              $2,534          $2,661             $250,000       $250,000       $250,000
==============================================================================================
2              $2,534          $5,454             $250,000       $250,000       $250,000
==============================================================================================
3              $2,534          $8,388             $250,000       $250,000       $250,000
==============================================================================================
4              $2,534          $11,468            $250,000       $250,000       $250,000
==============================================================================================
5              $2,534          $14,702            $250,000       $250,000       $250,000
==============================================================================================
6              $2,534          $18,098            $250,000       $250,000       $250,000
==============================================================================================
7              $2,534          $21,663            $250,000       $250,000       $250,000
==============================================================================================
8              $2,534          $25,407            $250,000       $250,000       $250,000
==============================================================================================
9              $2,534          $29,338            $250,000       $250,000       $250,000
==============================================================================================
10             $2,534          $33,466            $250,000       $250,000       $250,000
==============================================================================================
15             $2,534          $57,414            $250,000       $250,000       $250,000
==============================================================================================
20             $2,534          $87,979            $250,000       $250,000       $250,000
==============================================================================================
25             $2,534         $126,987            $250,000       $250,000       $250,000
==============================================================================================
30             $2,534         $176,774            $250,000       $250,000       $358,216


The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 8%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.



FLEXIBLE PREMIUM UNIVERSAL LIFE
--------------------------------------------------------------------------------
ILLUSTRATION OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES BASED ON MAXIMUM CHARGES

                                             Issue Age:  40
                                            Risk Class:  Standard Nonsmoker
                                  Death Benefit Option:  Level
                                      Specified Amount:  $250,000
                                                   Sex:  Male
                                        Annual Premium:  $2,534


                                                                           END OF YEAR
                              END OF YEAR CASH                             SURRENDER VALUE
                              VALUE ASSUMING                               ASSUMING
                              HYPOTHETICAL GROSS                           HYPOTHETICAL GROSS
                              ANNUAL INVESTMENT                            ANNUAL INVESTMENT
END OF         ANNUAL         RETURN OF                                    RETURN OF
CERTIFICATE    PREMIUMS       --------------------------------------------------------------------------------------
YEAR           PAID           0%             8%             12%            0%             8%             12%
====================================================================================================================
1              $2,534          $1,604        $1,764          $1,844          $0              $0             $0
====================================================================================================================
2              $2,534          $3,147        $3,604          $3,842         $107            $563           $801
====================================================================================================================
3              $2,534          $4,628        $5,522          $6,008        $1,587          $2,481         $2,967
====================================================================================================================
4              $2,534          $6,233        $7,719          $8,558        $3,574          $5,060         $5,900
====================================================================================================================
5              $2,534          $7,768        $10,013         $11,332       $5,493          $7,737         $9,056
====================================================================================================================
6              $2,534          $9,227        $12,403         $14,343       $7,333         $10,510         $12,450
====================================================================================================================
7              $2,534         $10,604        $14,892         $17,616       $9,094         $13,381         $16,106
====================================================================================================================
8              $2,534         $11,898        $17,483         $21,176       $10,770        $16,355         $20,048
====================================================================================================================
9              $2,534         $13,103        $20,178         $25,050       $12,357        $19,432         $24,305
====================================================================================================================
10             $2,534         $14,212        $22,979         $29,268       $13,849        $22,616         $28,905
====================================================================================================================
15             $2,534         $17,921        $38,452         $56,676       $17,921        $38,452         $56,676
====================================================================================================================
20             $2,534         $17,642        $57,338        $101,695       $17,642        $57,338        $101,695
====================================================================================================================
25             $2,534          $9,800        $78,384        $177,156       $9,800         $78,384        $177,156
====================================================================================================================
30             $2,534            $0          $99,915        $308,807         $0           $99,915        $308,807


The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 8%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.



FLEXIBLE PREMIUM UNIVERSAL LIFE
--------------------------------------------------------------------------------
ILLUSTRATION OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES BASED ON CURRENT CHARGES

                                           Issue Age:  40
                                          Risk Class:  Standard Nonsmoker
                                Death Benefit Option:  Variable
                                    Specified Amount:  $250,000
                                                 Sex:  Male
                                      Annual Premium:  $2,534


                                                  END OF YEAR DEATH BENEFIT
                                                  ASSUMING HYPOTHETICAL GROSS
                                                  ANNUAL INVESTMENT RETURN
END OF         ANNUAL         PREMIUM             OF
CERTIFICATE    PREMIUMS       ACCUMULATED         --------------------------------------------
YEAR           PAID           AT 5%               0%             8%             12%
==============================================================================================
1              $2,534          $2,661             $251,603       $251,762       $251,842
==============================================================================================
2              $2,534          $5,454             $253,142       $253,597       $253,835
==============================================================================================
3              $2,534          $8,388             $254,616       $255,508       $255,992
==============================================================================================
4              $2,534          $11,468            $256,236       $257,718       $258,555
==============================================================================================
5              $2,534          $14,702            $257,808       $260,047       $261,361
==============================================================================================
6              $2,534          $18,098            $259,359       $262,531       $264,466
==============================================================================================
7              $2,534          $21,663            $260,887       $265,178       $267,900
==============================================================================================
8              $2,534          $25,407            $262,326       $267,930       $271,627
==============================================================================================
9              $2,534          $29,338            $263,720       $270,840       $275,725
==============================================================================================
10             $2,534          $33,466            $265,068       $273,916       $280,232
==============================================================================================
15             $2,534          $57,414            $270,816       $291,868       $310,259
==============================================================================================
20             $2,534          $87,979            $274,762       $315,853       $360,178
==============================================================================================
25             $2,534         $126,987            $274,711       $345,443       $440,532
==============================================================================================
30             $2,534         $176,774            $266,704       $377,954       $567,288


The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 8%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.



FLEXIBLE PREMIUM UNIVERSAL LIFE
--------------------------------------------------------------------------------
ILLUSTRATION OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES BASED ON CURRENT CHARGES

                                                Issue Age:  40
                                               Risk Class:  Standard Nonsmoker
                                     Death Benefit Option:  Variable
                                         Specified Amount:  $250,000
                                                      Sex:  Male
                                           Annual Premium:  $2,534


                                                                           END OF YEAR
                              END OF YEAR CASH                             SURRENDER VALUE
                              VALUE ASSUMING                               ASSUMING
                              HYPOTHETICAL GROSS                           HYPOTHETICAL GROSS
                              ANNUAL INVESTMENT                            ANNUAL INVESTMENT
END OF         ANNUAL         RETURN OF                                    RETURN OF
CERTIFICATE    PREMIUMS       ---------------------------------------------------------------------------------------
YEAR           PAID           0%             8%             12%             0%            8%             12%
=====================================================================================================================
1              $2,534          $1,603         $1,762         $1,842          $0              $0             $0
=====================================================================================================================
2              $2,534          $3,142         $3,597         $3,835         $101            $557           $795
=====================================================================================================================
3              $2,534          $4,616         $5,508         $5,992        $1,575          $2,467         $2,952
=====================================================================================================================
4              $2,534          $6,236         $7,718         $8,555        $3,578          $5,060         $5,896
=====================================================================================================================
5              $2,534          $7,808         $10,047        $11,361       $5,532          $7,771         $9,085
=====================================================================================================================
6              $2,534          $9,359         $12,531        $14,466       $7,466         $10,638         $12,573
=====================================================================================================================
7              $2,534         $10,887         $15,178        $17,900       $9,376         $13,667         $16,389
=====================================================================================================================
8              $2,534         $12,326         $17,930        $21,627       $11,197        $16,802         $20,498
=====================================================================================================================
9              $2,534         $13,720         $20,840        $25,725       $12,974        $20,094         $24,979
=====================================================================================================================
10             $2,534         $15,068         $23,916        $30,232       $14,705        $23,553         $29,868
=====================================================================================================================
15             $2,534         $20,816         $41,868        $60,259       $20,816        $41,868         $60,259
=====================================================================================================================
20             $2,534         $24,762         $65,853       $110,178       $24,762        $65,853        $110,178
=====================================================================================================================
25             $2,534         $24,711         $95,443       $190,532       $24,711        $95,443        $190,532
=====================================================================================================================
30             $2,534         $16,704        $127,954       $317,288       $16,704        $127,954       $317,288


The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 8%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.


THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.



FLEXIBLE PREMIUM UNIVERSAL LIFE
--------------------------------------------------------------------------------
ILLUSTRATION OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES BASED ON MAXIMUM CHARGES

                                         Issue Age:   40
                                        Risk Class:   Standard Nonsmoker
                              Death Benefit Option:   Variable
                                  Specified Amount:   $250,000
                                               Sex:   Male
                                    Annual Premium:   $2,534


                                                  END OF YEAR DEATH BENEFIT
                                                  ASSUMING HYPOTHETICAL GROSS
                                                  ANNUAL INVESTMENT RETURN
END OF         ANNUAL         PREMIUM             OF
CERTIFICATE    PREMIUMS       ACCUMULATED         ---------------------------------------------
YEAR           PAID           AT 5%               0%             8%             12%
===============================================================================================
1              $2,534          $2,661             $251,600       $251,759      $251,839
===============================================================================================
2              $2,534          $5,454             $253,134       $253,588      $253,825
===============================================================================================
3              $2,534          $8,388             $254,600       $255,489      $255,972
===============================================================================================
4              $2,534          $11,468            $256,186       $257,660      $258,492
===============================================================================================
5              $2,534          $14,702            $257,697       $259,917      $261,221
===============================================================================================
6              $2,534          $18,098            $259,123       $262,257      $264,171
===============================================================================================
7              $2,534          $21,663            $260,461       $264,679      $267,358
===============================================================================================
8              $2,534          $25,407            $261,707       $267,184      $270,804
===============================================================================================
9              $2,534          $29,338            $262,855       $269,770      $274,528
===============================================================================================
10             $2,534          $33,466            $263,899       $272,433      $278,551
===============================================================================================
15             $2,534          $57,414            $267,097       $286,551      $303,788
===============================================================================================
20             $2,534          $87,979            $265,901       $301,760      $341,739
===============================================================================================
25             $2,534         $126,987            $256,900       $313,823      $395,781
===============================================================================================
30             $2,534         $176,774               $0          $314,788      $469,823


The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 8%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.



FLEXIBLE PREMIUM UNIVERSAL LIFE
--------------------------------------------------------------------------------
ILLUSTRATION OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES BASED ON MAXIMUM CHARGES

                                          Issue Age:   40
                                         Risk Class:   Standard Nonsmoker
                               Death Benefit Option:   Variable
                                   Specified Amount:   $250,000
                                                Sex:   Male
                                     Annual Premium:   $2,534


                                                                           END OF YEAR
                              END OF YEAR CASH                             SURRENDER VALUE
                              VALUE ASSUMING                               ASSUMING
                              HYPOTHETICAL GROSS                           HYPOTHETICAL GROSS
                              ANNUAL INVESTMENT                            ANNUAL INVESTMENT
END OF         ANNUAL         RETURN OF                                    RETURN OF
CERTIFICATE    PREMIUMS       ------------------------------------------------------------------------------------------
YEAR           PAID           0%             8%             12%              0%           8%             12%
========================================================================================================================
1              $2,534          $1,600        $1,759         $1,839           $0             $0              $0
========================================================================================================================
2              $2,534          $3,134        $3,588         $3,825           $93           $547            $784
========================================================================================================================
3              $2,534          $4,600        $5,489         $5,972         $1,560         $2,448          $2,931
========================================================================================================================
4              $2,534          $6,186        $7,660         $8,492         $3,528         $5,001          $5,834
========================================================================================================================
5              $2,534          $7,697        $9,917         $11,221        $5,421         $7,641          $8,945
========================================================================================================================
6              $2,534          $9,123        $12,257        $14,171        $7,230        $10,364          $12,277
========================================================================================================================
7              $2,534         $10,461        $14,679        $17,358        $8,950        $13,168          $15,848
========================================================================================================================
8              $2,534         $11,707        $17,184        $20,804        $10,579       $16,056          $19,676
========================================================================================================================
9              $2,534         $12,855        $19,770        $24,528        $12,109       $19,024          $23,782
========================================================================================================================
10             $2,534         $13,899        $22,433        $28,551        $13,536       $22,070          $28,188
========================================================================================================================
15             $2,534         $17,097        $36,551        $53,788        $17,097       $36,551          $53,788
========================================================================================================================
20             $2,534         $15,901        $51,760        $91,739        $15,901       $51,760          $91,739
========================================================================================================================
25             $2,534          $6,900        $63,823       $145,781        $6,900        $63,823         $145,781
========================================================================================================================
30             $2,534            $0          $64,788       $219,823          $0          $64,788         $219,823


The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 8%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.



LEGAL AND ACTUARIAL MATTERS

The legal validity of the certificates described in this prospectus has been passed upon by Mark J. Mahoney, Esq. of the law department of AAL

Actuarial matters in this prospectus have been examined by David C. Vanden Heuvel FSA, MAAA Director and Actuary, for AAL. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission for the AAL Variable Life Account I.

EXPERTS


The audited consolidated financial statements of Aid Association for Lutherans on December 31, 1999 and 1998, and for each of three years in the period ended December 31, 1999, and AAL Variable Life Account I at December 31, 1999, and for the period from May 15, 1998 (date operations commenced), to December 31, 1998, both appearing in this prospectus and registration statement, have been audited by Ernst & Young, LLP, independent auditors, as set forth in the reports, and are included in reliance on such reports given upon the authority of such firm as experts in accounting and auditing.



FINANCIAL STATEMENTS

The financial statements of AAL should be considered only as bearing upon the ability of AAL to meet its obligations under the certificates. The financial statements of AAL should not be considered as bearing on the investment experience of the assets held in any variable account.


The most current financial statements of AAL are those as of the end of the most recent fiscal year ended December 31, 1999. AAL does not prepare financial statements more often than annually in the form required to be included in a prospectus and believes that any incremental benefit to prospective certificate owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, AAL represents that there have been no adverse changes in the financial condition or operations of AAL between the end of the fiscal year ended December 31, 1999, and the date of this prospectus.


The financial statements of AAL and the financial statements of AAL Variable Life Account I follow.


                          AID ASSOCIATION FOR LUTHERANS

                        CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1999




                                    Contents

Report of Independent Auditors................................................1

Consolidated Balance Sheets...................................................2

Consolidated Statements of Income.............................................3

Consolidated Statements of Changes in Certificateholders' Surplus.............4

Consolidated Statements of Cash Flows.........................................5

Notes to Consolidated Financial Statements....................................6




                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Aid Association for Lutherans


We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in certificateholders' surplus and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of AAL's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for each of the three years ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


January 26, 2000




                          AID ASSOCIATION FOR LUTHERANS

                           CONSOLIDATED BALANCE SHEETS


                                                                                       DECEMBER 31
                                                                               1999                1998
                                                                         ------------------  ------------------
                                                                                     (In Millions)

ASSETS
  Investments:
      Securities available for sale, at fair value
          Fixed maturities                                                        $  9,952            $  9,067
          Equity securities                                                            849                 824
      Fixed maturities held to maturity, at amortized cost                           3,261               3,906
      Mortgage loans                                                                 3,151               3,150
      Real estate                                                                       62                  75
      Certificate loans                                                                494                 500
      Other invested assets                                                             10
                                                                                                             8
                                                                         ------------------  ------------------
      Total investments                                                             17,779              17,530

  Cash and cash equivalents                                                            243                 232
  Premiums and fees receivable                                                          22                  19
  Accrued investment income                                                            212                 198
  Deferred acquisition costs                                                           807                 667
  Property and equipment                                                                89                  95
  Assets held in separate accounts                                                   2,002               1,406
  Other assets
                                                                                         4                   7
                                                                         ------------------  ------------------
TOTAL ASSETS                                                                      $ 21,158            $ 20,154
                                                                         ==================  ==================

LIABILITIES AND CERTIFICATEHOLDERS' SURPLUS Certificate liabilities and accruals:
      Future certificate benefits                                                 $  2,970            $  2,800
      Unpaid claims and claim expenses                                                  84                  98
                                                                         ------------------  ------------------
      Total certificate liabilities and accruals                                     3,054               2,898

  Certificateholder funds                                                           13,582              13,112
  Liabilities related to separate accounts                                           2,002               1,406
  Other liabilities                                                                    166                 190
                                                                         ------------------  ------------------
TOTAL LIABILITIES                                                                   18,804              17,606

CERTIFICATEHOLDERS' SURPLUS
  Accumulated surplus                                                                2,363               2,137
  Accumulated other comprehensive income (deficit)                                                         411
                                                                                       (9)
                                                                         ------------------  ------------------
TOTAL CERTIFICATEHOLDERS' SURPLUS                                                    2,354               2,548
                                                                         ------------------  ------------------
TOTAL LIABILITIES AND CERTIFICATEHOLDERS' SURPLUS                                 $ 21,158            $ 20,154
                                                                         ==================  ==================

See accompanying notes.


                          AID ASSOCIATION FOR LUTHERANS

                        CONSOLIDATED STATEMENTS OF INCOME


                                                                      YEARS ENDED DECEMBER 31
                                                            1999               1998                1997
                                                      -----------------  ------------------  ------------------
                                                                           (In Millions)

REVENUE
      Insurance premiums                                       $   419             $   406             $   391
      Insurance charges                                                                309                 297
                                                                   307
      Net investment income                                      1,266               1,232               1,211
      Net realized investment gains                                                    118                 107
                                                                   103
      Other revenue                                                                     83                  68
                                                                    96
                                                      -----------------  ------------------  ------------------
TOTAL REVENUE                                                    2,191               2,148               2,074

BENEFITS AND EXPENSES
      Certificate claims and other benefits                                            370                 357
                                                                   383
      Increase in certificate reserves                                                 173                 151
                                                                   184
      Interest credited                                                                800                 775
                                                                   809
      Surplus refunds                                                                  112                 110
                                                                   115
                                                      -----------------  ------------------  ------------------
      Total benefits                                             1,491               1,455               1,393

      Underwriting, acquisition and insurance
        expenses                                                                       331                 329
                                                                   355
      Fraternal benefits and expenses                                                  115                 104
                                                                   119
                                                      -----------------  ------------------  ------------------
      Total expenses                                                                   446                 433
                                                                   474
                                                      -----------------  ------------------  ------------------
TOTAL BENEFITS AND EXPENSES                                      1,965               1,901               1,826
                                                      -----------------  ------------------  ------------------
NET INCOME                                                     $   226             $   247             $   248
                                                      =================  ==================  ==================

See accompanying notes.


                          AID ASSOCIATION FOR LUTHERANS

        CONSOLIDATED STATEMENTS OF CHANGES IN CERTIFICATEHOLDERS' SURPLUS


                                                                        ACCUMULATED
                                                                           OTHER                 TOTAL
                                                   ACCUMULATED          COMPREHENSIVE     CERTIFICATEHOLDERS'
                                                     SURPLUS           INCOME (DEFICIT)         SURPLUS
                                                -------------------  ------------------------------------------

                                                                        (In Millions)

BALANCE AT JANUARY 1, 1997                               $   1,642             $    149              $   1,791
Comprehensive income
  Net income                                                   248                    -                    248
  Change in unrealized gains/losses
    on securities available for sale  *                          -                  179                    179
                                                                                          ---------------------
                                                                                          ---------------------
Total comprehensive income                                                                                 427
                                                -------------------  -------------------  ---------------------

BALANCE AT DECEMBER 31, 1997                                 1,890                  328                  2,218
Comprehensive income
  Net income                                                   247                    -                    247
  Change in unrealized gains/losses
    on securities available for sale  *                          -
                                                                                     83                     83
                                                                                          ---------------------
                                                                                          ---------------------
Total comprehensive income                                                                                 330
                                                -------------------  -------------------  ---------------------

BALANCE AT DECEMBER 31, 1998                                 2,137                  411                  2,548
Comprehensive income
  Net income                                                   226                    -                    226
  Change in unrealized gains/losses
    on securities available for sale  *                          -                (420)                  (420)
                                                                                          ---------------------
                                                                                          ---------------------
Total comprehensive loss                                                                                 (194)
                                                -------------------  -------------------  ---------------------
BALANCE AT DECEMBER 31, 1999                             $   2,363             $    (9)              $   2,354
                                                ===================  ===================  =====================


* Net change in unrealized gains/losses on securities available for sale is reported net of reclassification adjustment calculated as follows:

                                                       1999                 1998                  1997
                                                -------------------  -------------------  ---------------------
Unrealized gains/losses on
  securities available for sale                          $   (237)             $    211               $    248
    Less:  reclassification adjustment for
      realized gains included in net income                    183                  128
                                                                                                            69
                                                -------------------  -------------------  ---------------------
Change in unrealized gains/losses
  on securities available for sale                       $   (420)              $    83               $    179
                                                ===================  ===================  =====================

See accompanying notes.



                          AID ASSOCIATION FOR LUTHERANS

                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                           YEARS ENDED DECEMBER 31
                                                                    1999             1998            1997
                                                               ---------------  --------------- ---------------
                                                                                (In Millions)

OPERATING ACTIVITIES:
   Net Income                                                          $  226           $  247          $  248
   Adjustments to reconcile net income to net cash
     provided by operating activities:
     Increase in certificate liabilities and accruals                     156              160             131
     Increase in certificateholder funds                                  488              436             424
     (Increase) decrease in deferred acquisition costs                   (24)                               15
                                                                                           (9)
     Realized gains on investments                                       (96)            (106)           (104)
     Provisions for amortization and depreciation                          19               20              18
     Changes in other assets and liabilities                                                51
                                                                            9                              (1)
                                                               ---------------  --------------- ---------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES                              778              799             731

INVESTING ACTIVITIES:
   Securities available for sale:
     Purchases - fixed maturities                                     (3,839)          (6,269)         (2,708)
     Sales - fixed maturities                                           1,449            4,119           1,600
     Maturities - fixed maturities                                        972              848             514
     Purchases - equities                                               (580)            (428)           (420)
     Sales - equities                                                     636              402             407
   Securities held to maturity:
     Purchases                                                           (82)            (294)           (530)
     Maturities                                                           730              752             577
   Mortgage loans funded                                                (249)            (244)           (213)
   Mortgage loans repaid                                                  259              318             309
   Certificate loans, net
                                                                            6                2               -
   Other                                                                 (51)               44
                                                                                                           (8)
                                                               ---------------  --------------- ---------------
   NET CASH USED IN INVESTING ACTIVITIES                                (749)            (750)           (472)

FINANCING ACTIVITIES:
   Universal life and investment contract receipts                      1,028            1,029           1,052
   Universal life and investment contract withdrawals                 (1,046)          (1,137)         (1,127)
                                                               ---------------  --------------- ---------------
   NET CASH USED IN FINANCING ACTIVITIES                                 (18)            (108)            (75)
                                                               ---------------  --------------- ---------------
NET INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS                                                              11             (59)             184
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                              232              291             107
                                                               ---------------  --------------- ---------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                 $  243           $  232          $  291
                                                               ===============  =============== ===============

See accompanying notes.


                          AID ASSOCIATION FOR LUTHERANS

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1999


NOTE 1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS
Aid Association for Lutherans (AAL) is the nation's largest fraternal benefit society in terms of assets and individual life insurance in force. It provides its 1.8 million members with life insurance and retirement products (both fixed and variable), as well as disability income and long-term care insurance, in most states. AAL members are served by more than 1,700 district representatives across the country and are offered ancillary services through various AAL subsidiaries and affiliates. Mutual funds are offered to members by AAL Capital Management Corporation (CMC), and personal asset management, administrative and other trust services are offered by AAL Trust Company, FSB (AALTC). CMC and AALTC are wholly-owned by AAL Holdings Inc., AAL's wholly-owned subsidiary. Credit union services are available to members from the AAL Member Credit Union, an affiliate of AAL.

BASIS OF PRESENTATION
The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with generally accepted accounting principles ("GAAP").

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION
The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC, AALTC and North Meadows Investment Ltd. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the financial statements are summarized as follows:

INVESTMENTS
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in certificateholders' surplus as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.



                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)
Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL's securities lending agreement are stated in the Consolidated Balance Sheets at amortized cost or fair market value, consistent with AAL's classifications of such securities as held to maturity or available for sale. AAL measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

CASH AND CASH EQUIVALENTS
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

DEFERRED ACQUISITION COSTS
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

PROPERTY AND EQUIPMENT
Property and equipment are recorded at cost less accumulated depreciation. The cost of property and equipment is being depreciated by the straight-line method over the estimated useful lives. Accumulated depreciation was $102,000,000 and $94,000,000 at December 31, 1999 and 1998, respectively.






                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CERTIFICATE LIABILITIES AND ACCRUALS
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation. Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.8% to 9.6% for non-participating life insurance.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges. The average interest rate credited to account balances in 1999 was 7.1% for universal life, 5.8% for portfolio-average deferred annuities, and ranged from 4.3% to 7.2% for investment generation deferred annuities (IGA).

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

SEPARATE ACCOUNTS
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets. Operating results of the separate accounts are not included in the Consolidated Statements of Income.

INSURANCE PREMIUMS AND CHARGES
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.





                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SURPLUS REFUNDS
Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL's Board of Directors.

FRATERNAL BENEFITS
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL's fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

OTHER REVENUE
Other revenue consists primarily of concessions and investment advisory fees of CMC.

INCOME TAXES
AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL is generally exempt from taxation. AAL's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL's financial statements.

RECENT PRONOUNCEMENTS
In June 1998, the FASB issued Statement 133, Accounting for Derivative Instruments and Hedging Activities, adoption of which has been deferred to fiscal years beginning after June 15, 2000. Because of AAL's minimal involvement with derivative instruments and hedging activities, management does not anticipate that the adoption of the new statement will have a significant effect on earnings or the financial position of AAL.

RECLASSIFICATIONS
Certain 1998 amounts have been reclassified to conform with their 1999 presentation.




                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 2.  INVESTMENTS

AAL's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                    Gross          Gross         Estimated
                                                 Amortized        Unrealized     Unrealized         Fair
                                                    Cost            Gains          Losses          Value
                                              -----------------  -------------  ------------- -----------------
                                                                       (In Millions)
Available for sale securities at December 31, 1999:
    Fixed maturity securities:
        Loan-backed obligations of U.S.
          Government corporations
          and agencies                                 $ 2,182          $   -         $ (86)           $ 2,096
        Obligations of other
          governments, states and
          political subdivisions                            17                                              17
                                                                            -              -
        Corporate bonds                                  6,585             14          (267)             6,332
        Mortgage & asset-backed securities               1,542                          (36)             1,507
                                                                            1
                                              -----------------  -------------  ------------- -----------------
        Total fixed maturity securities                 10,326             15          (389)             9,952
    Equity securities                                      565            284                              849
                                                                                           -
                                              -----------------  -------------  ------------- -----------------
Total                                                 $ 10,891          $ 299        $ (389)          $ 10,801
                                              =================  =============  ============= =================


Held to maturity securities at December 31, 1999:
    Fixed maturity securities:
        U.S. Treasury securities and
          non-loan-backed obligations
          of U.S. Government
          corporations and agencies                     $  165           $  3         $  (5)            $  163
        Loan-backed obligations of U.S.
          Government corporations
          and agencies                                     128                                             130
                                                                            3            (1)
        Obligations of other
          governments, states and
          political subdivisions                            48                                              47
                                                                            -            (1)
        Corporate bonds                                  2,525             43           (48)             2,520
        Mortgage & asset-backed securities                 395                                             395
                                                                            4            (4)
                                              -----------------  -------------  ------------- -----------------
Total                                                  $ 3,261          $  53         $ (59)           $ 3,255
                                              =================  =============  ============= =================




                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 2.  INVESTMENTS (CONTINUED)

                                                                    Gross          Gross         Estimated
                                                 Amortized        Unrealized     Unrealized         Fair
                                                    Cost            Gains          Losses          Value
                                              -----------------  -------------  ------------- -----------------
                                                                       (In Millions)
Available for sale securities at December 31, 1998:
    Fixed maturity securities:
        Loan-backed obligations of U.S.
          Government corporations
          and agencies                                 $ 1,741          $  18         $  (2)           $ 1,757
        Obligations of other
          governments, states and
          political subdivisions                            19                                              20
                                                                            1              -
        Corporate bonds                                  5,862            148           (29)             5,981
        Mortgage & asset-backed securities               1,292             19                            1,309
                                                                                         (2)
                                              -----------------  -------------  ------------- -----------------
        Total fixed maturity securities                  8,914            186           (33)             9,067
    Equity securities                                      531            293                              824
                                                                                           -
                                              -----------------  -------------  ------------- -----------------
Total                                                  $ 9,445          $ 479         $ (33)           $ 9,891
                                              =================  =============  ============= =================


Held to maturity securities at December 31, 1998:
    Fixed maturity securities:
        U.S. Treasury securities and
          non-loan-backed obligations
          of U.S. Government
          corporations and agencies                     $  199           $  1          $   -            $  200
        Loan-backed obligations of U.S.
          Government corporations
          and agencies                                     320             32                              352
                                                                                           -
        Obligations of other
          governments, states and
          political subdivisions                            54                                              54
                                                                            1            (1)
        Corporate bonds                                  2,762            125                            2,879
                                                                                         (8)
        Mortgage & asset-backed securities                 571             15                              586
                                                                                           -
                                              -----------------  -------------  ------------- -----------------
Total                                                  $ 3,906          $ 174         $  (9)           $ 4,071
                                              =================  =============  ============= =================







                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 2.  INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Available for Sale                 Held to Maturity
                                              -------------------------------   -------------------------------
                                                Amortized          Fair           Amortized          Fair
                                                  Cost            Value             Cost            Value
                                              --------------  ---------------   --------------  ---------------
                                                                       (In Millions)

Due in one year or less                              $  269           $  268           $  191           $  191
Due after one year through five years                 3,907            3,777            1,181            1,194
Due after five years through ten years                2,084            1,978              882              873
Due after ten years                                     342              326              484              472
                                              --------------  ---------------   --------------  ---------------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                                  6,602            6,349            2,738            2,730
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                            2,182            2,096              128              130
Mortgage and asset-backed securities                  1,542            1,507              395              395
                                              --------------  ---------------   --------------  ---------------
Total fixed maturity securities                     $10,326          $ 9,952          $ 3,261          $ 3,255
                                              ==============  ===============   ==============  ===============

Major categories of AAL's investment income are summarized as follows:

                                                                          Years Ended December 31
                                                                   1999             1998             1997
                                                              ---------------   --------------  ---------------
                                                                               (In Millions)

Fixed maturity securities                                             $  942           $  885           $  854
Equity securities                                                         13                                20
                                                                                           23
Mortgage loans                                                           270              279              294
Investment real estate                                                    11                                20
                                                                                           18
Certificate loans                                                         35                                35
                                                                                           35
Other invested assets
                                                                           5                5                5
                                                              ---------------   --------------  ---------------
Gross investment income                                                1,276            1,245            1,228
Investment expenses                                                       10                                17
                                                                                           13
                                                              ---------------   --------------  ---------------
Net investment income                                                $ 1,266          $ 1,232          $ 1,211
                                                              ===============   ==============  ===============




                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 2.  INVESTMENTS (CONTINUED)

AAL's realized gains and losses on investments are summarized as follows:

                                                                           Years Ended December 31
                                                                    1999            1998             1997
                                                               ---------------  --------------  ---------------
                                                                                (In Millions)
Securities available for sale:
      Fixed maturity securities:
         Gross realized gains                                           $  14           $  69            $  47
         Gross realized losses                                           (18)                             (11)
                                                                                         (16)
      Equity securities:
         Gross realized gains                                             152                               66
                                                                                           76
         Gross realized losses                                           (62)
                                                                                         (37)              (6)
Other investments, net                                                     17                               11
                                                                                           26
                                                               ---------------  --------------  ---------------
Net realized investment gains                                          $  103          $  118           $  107
                                                               ===============  ==============  ===============

Net unrealized gains/losses on securities available for sale credited directly to certificateholders' surplus as comprehensive income (loss) were as follows:

                                                                                 December 31
                                                                    1999            1998             1997
                                                               ---------------  --------------  ---------------
                                                                                (In Millions)

Fair value adjustment to available for sale securities                $  (90)          $  446           $  361
Increase (decrease) in deferred acquisition costs                          81                             (33)
                                                                                         (35)
                                                               ---------------  --------------  ---------------
Net unrealized (losses) gains on available for
  sale securities                                                     $   (9)          $  411           $  328
                                                               ===============  ==============  ===============

The change in accumulated other comprehensive income (deficit) due to unrealized gains/losses on securities available for sale is as follows:

                                                                           Years Ended December 31
                                                                    1999            1998             1997
                                                               ---------------  --------------  ---------------
                                                                                (In Millions)

Fixed maturity securities available for sale                          $ (527)           $   6           $  138
Equity securities available for sale                                                                        71
                                                                          (9)              79
Deferred acquisition costs                                                116                             (30)
                                                                                          (2)
                                                               ---------------  --------------  ---------------
                                                                      $ (420)           $  83           $  179
                                                               ===============  ==============  ===============







                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 2.  INVESTMENTS (CONTINUED)

AAL invests in mortgage loans, principally involving commercial real estate.
Such investments consist of first mortgage liens on completed income producing properties. AAL manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types as follows as of December 31, 1999:

                                                                                     Principal        Percent
                                                                                 ------------------  ----------
                                                                                   (In Millions)
Geographic Region:
      Pacific                                                                              $   972        29.8
      South Atlantic                                                                         1,091        33.5
      Midwest                                                                                  663        20.4
      Other                                                                                    532        16.3
                                                                                 ------------------  ----------
      Total Mortgage Loans                                                                $  3,258       100.0
                                                                                 ==================  ==========

Property Type:
      Office                                                                               $   844        25.9
      Industrial                                                                             1,022        31.3
      Retail                                                                                   397        12.2
      Residential                                                                              274         8.4
      Church                                                                                   237         7.3
      Other                                                                                    484        14.9
                                                                                 ------------------  ----------
      Total Mortgage Loans                                                                $  3,258       100.0
                                                                                 ==================  ==========

The following table presents changes in the allowance for credit losses:

                                                                        Years Ended December 31
                                                                1999              1998              1997
                                                          ----------------- ----------------- -----------------
                                                                             (In Millions)

Balance at January 1                                                $  118            $  124            $  140
Provisions for credit losses (credit)                                 (11)               (4)              (13)
Charge offs                                                                              (2)               (3)
                                                                         -
                                                          ----------------- ----------------- -----------------
Balance at December 31                                              $  107            $  118            $  124
                                                          ================= ================= =================

AAL's investment in mortgage loans includes $178,000,000 and $198,000,000 of loans that are considered to be impaired at December 31, 1999 and 1998, respectively, for which the related allowance for credit losses are $35,000,000 and $38,000,000 at December 31, 1999 and 1998, respectively. The average recorded investment in impaired loans during the years ended December 31, 1999 and 1998, was $192,000,000 and $216,000,000, respectively. AAL recorded interest income, using the accrual method, on impaired loans of $14,000,000, $17,000,000 and $19,000,000 for 1999, 1998 and 1997, respectively.




                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 3.  DEFERRED ACQUISITION COSTS

The changes in deferred acquisition costs are as follows:

                                                                        Years Ended December 31
                                                                1999              1998              1997
                                                          ----------------- ----------------- -----------------
                                                                             (In Millions)

Balance at beginning of year                                        $  667            $  660            $  705
Acquisition costs deferred:
      Commissions, net of certificate charges                           81                74                76
      Other costs                                                       29                29                27
                                                          ----------------- ----------------- -----------------
      Total deferred                                                   110               103               103
Acquisition costs amortized                                           (86)              (94)             (118)
                                                          ----------------- ----------------- -----------------
Increase (decrease) in deferred acquisition costs                       24                 9              (15)
Change in unrealized gains/losses on
  fixed maturity investments recorded
  directly to certificateholders' surplus
  as comprehensive income (loss)                                       116               (2)              (30)
                                                          ----------------- ----------------- -----------------
Total increase (decrease)                                              140                 7              (45)
                                                          ----------------- ----------------- -----------------
Balance at end of year                                              $  807            $  667            $  660
                                                          ================= ================= =================


NOTE 4. RETIREMENT AND SAVINGS PLANS AND POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

AAL offers a noncontributory defined retirement plan and a contributory savings plan to substantially all home office and field employees. The savings plan is defined under the Internal Revenue Code section 401(k) as a profit sharing plan that allows participant contributions on a before-tax basis as well as an after-tax basis. AAL also provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in AAL's financial statements and the plans' funding status.

                                                 Retirement Plans                     Other Benefits
                                                                     December 31
                                              1999              1998              1999              1998
                                        ----------------- ----------------- ----------------- -----------------
                                                                    (In Millions)
Projected benefit obligation for
  services rendered to date                       $  266            $  269            $   63            $   42
Plan assets at fair value                            332               321
                                                                                           -                 -
                                        ----------------- ----------------- ----------------- -----------------
Funded (unfunded) status of
  the plan                                        $   66            $   52          $   (63)          $   (42)
                                        ================= ================= ================= =================
Accrued liability included in
  consolidated balance sheet                      $   10            $    6            $   44            $   43

                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 4. RETIREMENT AND SAVINGS PLANS AND POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED)

The following summarizes certain assumptions included in the preceding schedule:


                                           Retirement Plans                         Other Benefits
                                                            Years Ended December 31
                                   1999          1998         1997          1999         1998         1997
                                ------------  -----------  ------------  -----------  ------------  ------------

Discount rate                      7.5%          7.0%         7.5%          7.5%         7.0%         7.5%
Expected return
  on plan assets                   9.0%          9.0%         9.0%            -            -            -
Rate of compensation
  increase                         5.0%          5.0%         5.0%            -            -            -
Health care trend rate               -             -            -           6.0%         6.0%         6.0%

                                                                                Years Ended December 31
                                                                            1999         1998          1997
                                                                         -----------  ------------  -----------
                                                                                     (In Millions)
Savings Plan
  Benefit cost                                                            $               $ -        $
                                                                             -                          -
  Employer contributions                                                                    4
                                                                             5                          4
  Employee contributions                                                     18            14           13
  Benefits paid                                                              18            22           18

Retirement Plans
  Benefit cost                                                            $ 4            $ 5           $ 5
  Employer contributions
                                                                             -             -            5
  Employee contributions
                                                                             -             -            -
  Benefits paid                                                              11            11
                                                                                                        9

Other Benefits
  Benefit cost                                                               $ 4          $ 4           $ 4
  Employer contributions
                                                                             -             -            -
  Employee contributions
                                                                             -             -            -
  Benefits paid                                                              2              2           3



                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 5.  SYNOPSIS OF STATUTORY FINANCIAL RESULTS

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. The more significant differences are as follows: (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of certificateholders' surplus, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to certificateholders' surplus and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders' surplus rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies. Summarized statutory-basis financial information for AAL on an unconsolidated basis is as follows:

                                                       December 31
                                                 1999               1998
                                           -----------------  -----------------
                                                      (In Millions)

Assets                                             $ 20,800           $ 19,418
                                           =================  =================

Liabilities                                        $ 19,044           $ 17,900
Unassigned funds                                      1,756              1,518
                                           -----------------  -----------------
Total liabilities and unassigned funds             $ 20,800           $ 19,418
                                           =================  =================






                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 5.  SYNOPSIS OF STATUTORY FINANCIAL RESULTS (CONTINUED)

                                                                      Years ended December 31
                                                            1999               1998               1997
                                                      -----------------  -----------------  -----------------
                                                                           (In Millions)

Premium income and certificate proceeds                       $  1,849           $  1,806           $  1,785
Net investment income                                            1,256              1,219              1,206
Other income
                                                                    42                 36                 27
                                                      -----------------  -----------------  -----------------
      Total income                                               3,147              3,061              3,018

Reserve increase                                                   623                569                519
Certificateholders' benefits                                     1,487              1,544              1,490
Surplus refunds                                                    117                115                112
Commissions and operating costs                                    402                377                363
Other                                                              350                367                364
                                                      -----------------  -----------------  -----------------
      Total benefits and expenses                                2,979              2,972              2,848
                                                      -----------------  -----------------  -----------------

Net gain from operations                                           168                                   170
                                                                                       89
Net realized capital gains
                                                                    88                 45                 40
                                                      -----------------  -----------------  -----------------
      Net income                                               $   256            $   134            $   210
                                                      =================  =================  =================

AAL is in compliance with the statutory surplus requirements of all states.


NOTE 6.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

CASH AND CASH EQUIVALENTS
The carrying amounts reported in the accompanying balance sheets for these instruments approximate their fair values.

INVESTMENT SECURITIES
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

MORTGAGE LOANS
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

CERTIFICATE LOANS
The carrying amounts reported in the accompanying balance sheets for these loans are considered to be reasonable estimates of their fair value.
                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 6.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

SEPARATE ACCOUNTS
The fair values for separate account assets are based on quoted market prices.

FINANCIAL LIABILITIES
The fair values for AAL's liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificateholder funds in the accompanying balance sheets.

The cost and estimated fair value of AAL's financial instruments are as follows:

                                            1999                                 1998
                                       ----------------------------------   ----------------------------------
                                                            Estimated                            Estimated
                                            Cost           Fair Value            Cost           Fair Value
                                       ----------------  ----------------   ----------------  ----------------
                                                                   (In Millions)
Financial Assets:
      Fixed maturities                        $ 13,587          $ 13,207           $ 12,820          $ 13,138
      Equity securities                            565               849                531               824
      Mortgage loans                             3,151             3,204              3,150             3,628
      Cash and cash equivalents                    243               243                232               232
      Certificate loans                            494               494                500               500
      Separate accounts                          2,002             2,002              1,406             1,406

Financial Liabilities:
      Deferred annuities                         7,419             7,368              7,310             7,238
      Variable annuities                         2,016             1,923              1,433             1,356
      Other                                        721               718                681               678


NOTE 7.  CONTINGENT LIABILITIES

AAL is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL. AAL has not made any provision in the financial statements for liabilities, if any, that might ultimately result from these contingencies.





                           AAL VARIABLE LIFE ACCOUNT I

                          AUDITED FINANCIAL STATEMENTS

                                DECEMBER 31, 1999




                                    Contents

Report of Independent Auditors................................................1

Statement of Net Assets.......................................................2

Statement of Operations.......................................................3

Statements of Changes in Net Assets...........................................4

Notes to Financial Statements.................................................5



                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Certificate Owners
Aid Association for Lutherans


We have audited the accompanying statement of net assets of the AAL Variable Life Account I (the Account) (comprising, respectively, the Money Market, Bond, Balanced, Large Company Stock, Small Company Stock, International Stock, and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations for the year then ended and changes in net assets for the period May 15, 1998 (date operations commenced) to December 31, 1998 and for the year ended December 31, 1999. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Life Account I at December 31, 1999, and the results of their operations for the year then ended, and changes in their net assets for the period May 15, 1998 (date operations commenced) to December 31, 1998 and for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



Milwaukee, Wisconsin
January 26, 2000





                           AAL VARIABLE LIFE ACCOUNT I

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 1999


ASSETS
Investments in AAL Variable Product Series Fund, Inc.:
    Small Company Stock Subaccount:
       Small Company Stock Portfolio, 129,383 shares at net asset
          value of $13.20 per share (cost $1,607,082)                                                              $ 1,707,261
    International Stock Subaccount:
       International Stock Portfolio, 38,781 shares at net asset
          value of $15.44 per share (cost $468,787)                                                                    598,889
    Large Company Stock Subaccount:
       Large Company Stock Portfolio, 294,706 shares at net asset
          value of $27.10 per share (cost $6,886,614)                                                                7,987,516
    Balanced Subaccount:
       Balanced Portfolio, 149,767 shares at net asset value of $16.72
          per share (cost $2,418,463)                                                                                2,504,497
    High Yield Bond Subaccount:
       High Yield Bond Portfolio, 35,966 shares at net asset value
          of $7.69 per share (cost $306,556)                                                                           276,622
    Bond Subaccount:
       Bond Portfolio, 13,880 shares at net asset value of $9.60 per
          share (cost $139,013)                                                                                        133,185
    Money Market Subaccount:
       Money Market Portfolio, 568,546 shares at net asset value of
          $1.00 per share (cost $568,546)                                                                              568,546
                                                                                                           --------------------
Total Investments (cost $12,395,061)                                                                                13,776,516
LIABILITIES
                                                                                                                             -
                                                                                                           --------------------
NET ASSETS                                                                                                         $13,776,516
                                                                                                           ====================


                                                                                                Unit            Extended
                                                                               Units           Value              Value
                                                                          ----------------  -------------  --------------------
Net Assets are represented by:
    Small Company Stock Subaccount                                                167,815         $10.17           $ 1,707,261
    International Stock Subaccount                                                 41,283          14.50               598,889
    Large Company Stock Subaccount                                                591,677          13.49             7,987,516
    Balanced Subaccount                                                           206,124          12.15             2,504,497
    High Yield Bond Subaccount                                                     30,335           9.11               276,622
    Bond Subaccount                                                                12,715          10.47               133,185
    Money Market Subaccount                                                       524,426           1.08               568,546
                                                                                                           --------------------
Total Net Assets                                                                                                  $ 13,776,516
                                                                                                           ====================

The accompanying notes to the financial statements are an integral part of this statement.


                           AAL VARIABLE LIFE ACCOUNT I

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                             SMALL                            LARGE
                                                            COMPANY       INTERNATIONAL      COMPANY
                                                             STOCK            STOCK           STOCK
                                           COMBINED        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                         --------------  ---------------  --------------  ---------------

Investment income:
  Dividends                                  $ 149,782         $  5,339        $  4,546        $  49,411
  Capital gain distributions
                                               207,012           76,179           2,180           64,752
                                         --------------  ---------------  --------------  ---------------
Total investment income
                                               356,794           81,518           6,726          114,163

Expenses-mortality and expense
  risk charges
                                                61,066            7,642           2,006           35,287
                                         --------------  ---------------  --------------  ---------------
Net investment income
                                               295,728           73,876           4,720           78,876

Net realized and unrealized gain
  (loss) on investments:
  Net realized (loss) gain from
    investment transactions
                                                18,674         (10,167)             673           26,751
  Change in unrealized
    appreciation (depreciation)
    of investments
                                             1,106,202          122,760         121,948          838,100
                                         --------------  ---------------  --------------  ---------------
Net gain (loss) on investments
                                             1,124,876          112,593         122,621          864,851
                                         --------------  ---------------  --------------  ---------------
Net increase (decrease) in net assets
  resulting from operations                $ 1,420,604        $ 186,469       $ 127,341        $ 943,727
                                         ==============  ===============  ==============  ===============

                                                            HIGH
                                                            YIELD                            MONEY
                                          BALANCED          BOND             BOND            MARKET
                                         SUBACCOUNT       SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                        --------------  ---------------  --------------  ---------------

Investment income:
  Dividends                               $  49,785        $  21,256        $  5,486        $  13,959
  Capital gain distributions
                                             63,901                -               -                -
                                      --------------  ---------------  --------------  ---------------
Total investment income
                                            113,686           21,256           5,486           13,959

Expenses-mortality and expense
  risk charges
                                             11,023            1,456             639            3,013
                                      --------------  ---------------  --------------  ---------------
Net investment income
                                            102,663           19,800           4,847           10,946

Net realized and unrealized gain
  (loss) on investments:
  Net realized (loss) gain from
    investment transactions
                                              4,239          (2,374)           (448)                -
  Change in unrealized
    appreciation (depreciation)
    of investments
                                             58,709         (29,663)         (5,652)                -
                                      --------------  ---------------  --------------  ---------------
Net gain (loss) on investments
                                             62,948         (32,037)         (6,100)                -
                                      --------------  ---------------  --------------  ---------------
Net increase (decrease) in net assets
  resulting from operations               $ 165,611       $ (12,237)      $  (1,253)        $  10,946
                                      ==============  ===============  ==============  ===============

The accompanying notes to the financial statements are an integral part of this statement.



                           AAL VARIABLE LIFE ACCOUNT I

                       STATEMENTS OF CHANGES IN NET ASSETS

              FOR THE PERIOD MAY 15, 1998 (1) TO DECEMBER 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1999


                                                           SMALL                            LARGE
                                                          COMPANY        INTERNATIONAL     COMPANY
                                                           STOCK            STOCK           STOCK
                                        COMBINED         SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                     ----------------  ---------------  --------------  ---------------

NET ASSETS AT MAY 15, 1998                  $      -          $     -          $    -          $     -

INCREASE IN NET ASSETS
Net investment income (loss)
                                              99,827           77,099           (176)            4,585
Net realized (loss) gain from
    investment transactions
                                             (4,662)          (3,185)           (123)             (41)
Change in unrealized appreciation
   (depreciation) of investments
                                             275,254         (22,581)           8,154          262,802
                                     ----------------  ---------------  --------------  ---------------
Net increase in net assets
 resulting from operations
                                             370,419           51,333           7,855          267,346

CAPITAL SHARE TRANSACTIONS
 Transfers of net premiums                                                                   1,046,253
                                           3,640,935          290,822          77,057
 Transfers of surrenders and
    terminations
                                             (1,720)            (662)            (60)            (808)
 Transfers of policy loans
                                             (2,000)                -               -                -
 Cost of insurance and administrative
    charges
                                           (187,962)         (32,944)         (6,043)         (79,926)
 Transfers between subaccounts
                                             (7,508)          183,254          34,151          929,832
                                     ----------------  ---------------  --------------  ---------------
Net increase in net assets
  resulting from capital share
  transactions                                                                               1,895,351
                                           3,441,745          440,470         105,105
                                     ----------------  ---------------  --------------  ---------------
Total increase in net assets                                                                 2,162,697
                                           3,812,164          491,803         112,960
                                     ----------------  ---------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 1998                                                              2,162,697
                                           3,812,164          491,803         112,960

INCREASE IN NET ASSETS
Net investment income
                                             295,728           73,876           4,720           78,876
Net realized (loss) gain from
    investment transactions
                                              18,674         (10,167)             673           26,751
Change in unrealized appreciation
   (depreciation) of investments
                                           1,106,202          122,760         121,948          838,100
                                     ----------------  ---------------  --------------  ---------------
Net increase (decrease) in net assets
 resulting from operations
                                           1,420,604          186,469         127,341          943,727

CAPITAL SHARE TRANSACTIONS
 Transfers of net premiums                10,280,205                                         3,393,404
                                                              886,595         259,456
 Transfers of maturities
                                             (6,563)          (1,328)           (461)          (2,887)
 Transfers of surrenders and
    terminations
                                             (4,906)          (1,000)           (298)          (1,815)
 Transfers of policy loans
                                            (56,725)         (17,699)         (1,552)         (34,857)
 Cost of insurance and administrative
    charges                              (1,607,932)                                         (833,652)
                                                            (255,086)        (61,749)
 Transfers between subaccounts                                                               2,360,899
                                            (60,331)          417,507         163,192
                                     ----------------  ---------------  --------------  ---------------
Net increase in net assets
    resulting from capital share
    transactions                                                                             4,881,092
                                           8,543,748        1,028,989         358,588
                                     ----------------  ---------------  --------------  ---------------
Total increase in net assets                                                                 5,824,819
                                           9,964,352        1,215,458         485,929
                                     ----------------  ---------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 1999         $ 13,776,516       $1,707,261       $ 598,889      $ 7,987,516
                                     ================  ===============  ==============  ===============


                                                             HIGH
                                                             YIELD                            MONEY
                                           BALANCED           BOND            BOND           MARKET
                                          SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                        ---------------- ---------------  --------------  --------------

NET ASSETS AT MAY 15, 1998                   $     -         $     -          $    -          $    -

INCREASE IN NET ASSETS
Net investment income (loss)
                                              12,601           1,306             319           4,093
Net realized (loss) gain from
    investment transactions
                                               (987)           (330)               4               -
Change in unrealized appreciation
   (depreciation) of investments
                                              27,325           (271)           (175)               -
                                     ---------------- ---------------  --------------  --------------
Net increase in net assets
 resulting from operations
                                              38,939             705             148           4,093

CAPITAL SHARE TRANSACTIONS
 Transfers of net premiums                   297,821                                       1,888,524
                                                              34,981           5,477
 Transfers of surrenders and
    terminations
                                                   -           (185)               -             (5)
 Transfers of policy loans
                                             (2,000)               -               -               -
 Cost of insurance and administrative
    charges
                                            (26,503)         (2,647)           (701)        (39,198)
 Transfers between subaccounts               296,472                                     (1,508,491)
                                                              36,256          21,018
                                     ---------------- ---------------  --------------  --------------
Net increase in net assets
  resulting from capital share
  transactions                               565,790
                                                              68,405          25,794         340,830
                                     ---------------- ---------------  --------------  --------------
Total increase in net assets                 604,729
                                                              69,110          25,942         344,923
                                     ---------------- ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 1998              604,729
                                                              69,110          25,942         344,923

INCREASE IN NET ASSETS
Net investment income                        102,663
                                                              19,800           4,847          10,946
Net realized (loss) gain from
    investment transactions
                                               4,239         (2,374)           (448)               -
Change in unrealized appreciation
   (depreciation) of investments
                                              58,709        (29,663)         (5,652)               -
                                     ---------------- ---------------  --------------  --------------
Net increase (decrease) in net assets
 resulting from operations                   165,611
                                                            (12,237)         (1,253)          10,946

CAPITAL SHARE TRANSACTIONS
 Transfers of net premiums                 1,397,983         158,002                       4,104,843
                                                                              79,922
 Transfers of maturities
                                             (1,740)           (147)               -               -
 Transfers of surrenders and
    terminations
                                             (1,301)           (291)           (101)           (100)
 Transfers of policy loans
                                             (1,278)         (1,167)           (172)               -
 Cost of insurance and administrative
    charges                                (300,884)                                       (118,096)
                                                            (23,802)        (14,663)
 Transfers between subaccounts               641,377                                     (3,773,970)
                                                              87,154          43,510
                                     ---------------- ---------------  --------------  --------------
Net increase in net assets
    resulting from capital share
    transactions                           1,734,157         219,749
                                                                             108,496         212,677
                                     ---------------- ---------------  --------------  --------------
Total increase in net assets               1,899,768         207,512
                                                                             107,243         223,623
                                     ---------------- ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 1999          $ 2,504,497       $ 276,622       $ 133,185       $ 568,546
                                     ================ ===============  ==============  ==============

 (1) Commencement of operations

The accompanying notes to the financial statements are an integral part of this statement.






                           AAL VARIABLE LIFE ACCOUNT I

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The AAL Variable Life Account I (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund flexible premium variable universal life insurance certificates. The Account commenced operations on May 15, 1998.

The Account has seven separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


NOTE 2.  EXPENSE CHARGES

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.

Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 0.75% of the total subaccount cash value during the first 15 years dropping to approximately 0.25% thereafter. A per policy monthly administration charge of $4 and a cost of insurance charge, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively. A sales charge of 3.0% is deducted from each participant payment to cover sales and other expenses and to provide support for AAL's fraternal activities. In addition, a surrender charge is imposed in the event the certificate is surrendered or the specified amount is reduced. The initial surrender charge is based on an amount per thousand of specified coverage for which the certificate is issued. The amount per thousand varies by risk class, sex, and issue age. The cash value is reduced by the surrender charge. The charge decreases over the first 10 certificate years to zero in the 11th certificate year.


NOTE 3.  FEDERAL INCOME TAXES

The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.


                           AAL VARIABLE LIFE ACCOUNT I

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 4.  INVESTMENT TRANSACTIONS

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

YEAR ENDED DECEMBER 31, 1999                  Purchases             Sales
                                          ------------------  ------------------

Small Company Stock Subaccount                   $1,178,696            $ 75,833
International Stock Subaccount                      371,193               7,884
Large Company Stock Subaccount                    5,103,390             143,422
Balanced Subaccount                               1,876,892              40,071
High Yield Bond Subaccount                          259,485              19,936
Bond Subaccount                                     120,606               7,263
Money Market Subaccount                           2,609,988           2,386,318
                                          ------------------  ------------------
Combined                                        $11,520,250         $ 2,680,727
                                          ==================  ==================


PERIOD MAY 15, 1998 TO DECEMBER 31, 1998      Purchases             Sales
                                          ------------------  ------------------

Small Company Stock Subaccount                    $ 530,246            $ 12,675
International Stock Subaccount                      105,905                 976
Large Company Stock Subaccount                    1,902,143               2,206
Balanced Subaccount                                 641,271              62,882
High Yield Bond Subaccount                           74,579               4,869
Bond Subaccount                                      26,411                 298
Money Market Subaccount                           1,259,772             914,896
                                          ------------------  ------------------
Combined                                         $4,540,327           $ 998,802
                                          ==================  ==================




                           AAL VARIABLE LIFE ACCOUNT I

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 5.  SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows:

                     UNITS SOLD UNITS REDEEMED NET INCREASE

                                   ---------------------------------  -------------------------------  -----------------------------
                                       UNITS            AMOUNT            UNITS           AMOUNT           UNITS          AMOUNT
                                   --------------  -----------------  --------------  ---------------  --------------- -------------
YEAR ENDED DECEMBER 31, 1999
Small Company Stock
  Subaccount                                            $ 1,309,175                        $ 280,186                     $ 1,028,989
                                         145,382                             31,807                           113,575
International Stock Subaccount
                                          36,215            426,046           5,948           67,458           30,267        358,588
Large Company Stock
  Subaccount                                                                                                               4,881,092
                                         473,725          5,764,329          75,101          883,237          398,624
Balanced Subaccount                                                                                                        1,734,157
                                         179,038          2,047,769          28,186          313,612          150,852
High Yield Bond Subaccount
                                          26,076            246,172           2,985           26,423           23,091        219,749
Bond Subaccount
                                          11,757            123,426           1,485           14,930           10,272        108,496
Money Market Subaccount                                                                    3,892,166
                                       3,870,816          4,104,843       3,680,326                           190,490        212,677
                                   --------------  -----------------  --------------  ---------------  --------------- -------------
Combined                                                $14,021,760                      $ 5,478,012                     $ 8,543,748
                                       4,743,009                          3,825,838                           917,171
                                   ==============  =================  ==============  ===============  =============== =============


PERIOD MAY 15, 1998 TO
  DECEMBER 31, 1998
Small Company Stock
  Subaccount                                             $  474,076                        $  33,606                       $ 440,470
                                          58,402                              4,162                            54,240
International Stock Subaccount
                                          11,681            111,208             665            6,103           11,016        105,105
Large Company Stock
  Subaccount                                                                                                               1,895,351
                                         201,345          1,976,085           8,292           80,734          193,053
Balanced Subaccount
                                          58,110            594,293           2,838           28,503           55,272        565,790
High Yield Bond Subaccount
                                           7,555             71,237             311            2,832            7,244         68,405
Bond Subaccount
                                           2,512             26,495              69              701            2,443         25,794
Money Market Subaccount                                                                    1,547,694
                                       1,848,895          1,888,524       1,514,959                           333,936        340,830
                                   --------------  -----------------  --------------  ---------------  --------------- -------------
Combined                                                $ 5,141,918                      $ 1,700,173                     $ 3,441,745
                                       2,188,500                          1,531,296                           657,204
                                   ==============  =================  ==============  ===============  =============== =============




                           AAL VARIABLE LIFE ACCOUNT I

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 6.  NET ASSETS

The Account has an unlimited number of accumulation units authorized with no par value. Net assets as of December 31, 1999, consisted of:

                                                             SMALL                             LARGE
                                                            COMPANY       INTERNATIONAL       COMPANY
                                                             STOCK            STOCK            STOCK
                                          COMBINED        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                      ----------------- ----------------  ---------------  ---------------

Paid-in capital                           $ 13,781,388       $1,757,489        $ 531,485      $ 7,690,022
Accumulated undistributed net
  investment loss                        $ (1,400,340)        (137,055)                         (830,118)
                                                                                (63,248)
Accumulated undistributed net
  realized gain (loss) from
  investment transactions                    $  14,013
                                                               (13,352)              550           26,710
Net unrealized appreciation
  (depreciation) of investments              1,381,455                                          1,100,902
                                                                100,179          130,102
                                      ----------------- ----------------  ---------------  ---------------
Net assets                                $ 13,776,516       $1,707,261        $ 598,889      $ 7,987,516
                                      ================= ================  ===============  ===============



                                                           HIGH
                                                           YIELD                          MONEY
                                         BALANCED          BOND            BOND          MARKET
                                        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
                                      ---------------  --------------  -----------------------------

Paid-in capital                          $ 2,627,334        $314,603       $149,654       $ 710,801
Accumulated undistributed net
  investment loss                          (212,123)                                      (142,255)
                                                             (5,343)       (10,198)
Accumulated undistributed net
  realized gain (loss) from
  investment transactions
                                               3,252         (2,704)          (443)               -
Net unrealized appreciation
  (depreciation) of investments
                                              86,034        (29,934)        (5,828)               -
                                      ---------------  --------------  -------------  --------------
Net assets                               $ 2,504,497        $276,622       $133,185       $ 568,546
                                      ===============  ==============  =============  ==============




PART II

UNDERTAKING TO FILE REPORTS
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Bylaws of Aid Association for Lutherans do provide for the indemnification of officers, directors, employees or agents of the Company.

REPRESENTATION PURSUANT TO SECTION 26(E)(2)(A)

AAL represents that the fees and charges deducted under the Certificate, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by AAL.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet

The prospectus
Undertaking to file reports
Rule 484 undertaking
Representation pursuant to Section 26(e) 2(A)
The signatures
Written consents of the following persons:
         Ernst & Young LLP

EXHIBITS

EXHIBIT        NAME OF EXHIBIT                                         INCORPORATED BY REFERENCE          FILED
NUMBER                                                                                                    HEREWITH
1.A.           Resolution of the Board of Directors of the Depositor   Initial Filing July 10, 1997
               authorizing the establishing AAL Variable Life
               Account I
1.A.2.         Not applicable
1.A.3.a.       Amended and Restated Principal Underwriting Agreement                                           X
               dated 1/1/2000
1.A.3.b.       Specimen of Distribution Agreement with Registered      Post Effective Amendment #1
               Representatives                                         dated 3/31/98
1.A.3.c.       Schedule of Sales Commissions                           Post Effective Amendment #1
                                                                       dated 3/31/98
1.A.4.         Amended and Restated Transfer Agency Agreement dated                                            X
               3/15/99
1.A.5.a.       Specimen Flexible Premium Variable Life Insurance       Initial Filing July 10, 1997
               Certificates
1.A.5.b.       Certificate Riders and Endorsements                     Initial Filing July 10, 1997
1.A.5.c.       Application Form                                        Post Effective Amendment #1
                                                                       dated 3/31/98
1.A.6.a.       Articles of Incorporation of Depositor                  Initial Filing July 10, 1997
1.A.6.b.       Bylaws of Depositor                                                                             X
1.A.7.         Not Applicable
1.A.8.a.       Amended and Restated Participation Agreement between                                            X
               AAL, the Accounts and the Fund as of January 1, 2000
               ate
1.A.8.b.       Amended and Restated Participation Agreement between                                            X
               AAL, the Accounts, the AAL Savings Plan, CMC and the
               Fund dated January 1, 2000
1.A.9.         Second Amendment to the Trade Name/Service Mark                                                 X
               Licensing Agreement by and Between AAL and the Fund
               dated 3/15/99
1.A.10.        Not applicable
1.A.11.        Code of Ethics                                                                                  X
2.             Opinion and Consent of Counsel as to the legality of    Pre Effective Amendment #1 dated
               the securities being registered (including written      11/20/97
               consent)
3.             Not applicable
4.             Not applicable
5.             Not applicable
6              Actuarial Opinion and Consent                           Pre Effective Amendment #1 dated
                                                                        11/20/97
7              Consent of Independent Auditors                                                                 X
8              Powers of Attorney                                      Post Effective Amendment #3
                                                                       dated 4/22/99
9.             Transmittal Letter                                                                              X
9.             Opinion of Counsel as to the legality of the            Post Effective Amendment #1
               securities being registered (including written          dated May 27, 1999
               consent)

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Appleton, and State of Wisconsin on the 20th day of April 2000.

                                          AAL VARIABLE LIFE ACCOUNT I
                                              (Registrant)
        [SEAL]
                                      By: AID ASSOCIATION FOR LUTHERANS
                                          (Depositor, on behalf of itself and
                                           Registrant)

Attest: /s/ Woodrow E. Eno            By: /s/ John O. Gilbert
        ------------------                -------------------
        Woodrow E. Eno                    John O. Gilbert
        Senior Vice President,            Chairman, President and
        Secretary and General Counsel     Chief Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, this amendment has been signed below by the following persons in the capacities indicated.


     /s/ John O. Gilbert                Chairman, President and
     -------------------
     John O. Gilbert                    Chief Executive Officer
                                        (Principal Executive Officer)



     /s/ Carl J. Rudolph                Senior Vice President, Controller,
     -------------------
     Carl J. Rudolph                    Treasurer and Chief Financial Officer
                                        (Principal Financial Officer,
                                        Principal Accounting Officer)



All of the Board of Directors:

Raymond G. Avischious        Gary J. Greenfield           James H. Scott
Richard E. Beumer            Robert H. Hoffman            Kathi P. Seifert
Kenneth Daly                 Robert E. Long               Roger B. Wheeler
Elizabeth A. Duda            Robert B. Peregrine          E. Marlene Wilson
Edward A. Engel              Paul D. Schrage              Rev. Thomas R. Zehnder


         John O. Gilbert, by signing his name hereto, does hereby sign this document on behalf of himself and each of the above-named Directors of Aid Association for Lutherans pursuant to powers of attorney duly executed by such persons.


/s/John O. Gilbert                                   April 20, 2000
-------------------------------
John O. Gilbert
Attorney-in-Fact



INDEX OF EXHIBITS

EXHIBIT        NAME OF EXHIBIT
NUMBER

1.A.3.a.       Amended and Restated Principal Underwriting Agreement
               dated 1/1/2000
1.A.4.         Amended and Restated Transfer Agency Agreement dated
               3/15/99
1.A.6.a.       Articles of Incorporation of Depositor
1.A.6.b.       Bylaws of Depositor
1.A.8.a.       Amended and Restated Participation Agreement between
               AAL, the Accounts and the Fund as of January 1, 2000
               ate
1.A.8.b.       Amended and Restated Participation Agreement between
               AAL, the Accounts, the AAL Savings Plan, CMC and the
               Fund dated January 1, 2000
1.A.9.         Second Amendment to the Trade Name/Service Mark
               Licensing Agreement by and Between AAL and the Fund
               dated 3/15/99
1.A.11.        Code of Ethics
7              Consent of Independent Auditors
9.             Transmittal Letter